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GARTMORE  VARIABLE  INSURANCE  TRUST             PROSPECTUS

                                                 APRIL  21,  2003

                                                 As  with  all  mutual  funds,
                                                 the  Securities  and  Exchange
                                                 Commission has not approved or
                                                 disapproved this Fund's shares
                                                 or determined whether this
                                                 prospectus is  complete  or
                                                 accurate.  To  state  otherwise
                                                 is  a  crime.


-    Gartmore  GVIT  Developing  Markets  Fund

TABLE OF CONTENTS

FUND SUMMARY . . . . . . . . . . . .  3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . .  7
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT . . . . . . . . . . . . . 10
Investment Adviser
Subadviser
Portfolio Management Team

BUYING AND SELLING FUND SHARES . . . 11
Who Can Buy Shares of the Fund
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTION AND TAXES . . . . . . . 13
Dividends and Distributions
Tax Status

ADDITIONAL INFORMATION . . . . . . .  BACK COVER

FUND  SUMMARY


This prospectus provides information about the Gartmore GVIT Developing Markets Fund (the "Fund") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
7. "You" and "your" refer to both direct shareholders and contract holders who invest in the Fund indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").


The Fund Summary contains discussions of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.



A  QUICK  NOTE  ABOUT  THE  FUND

This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying prospectus.

The Fund offers two classes of shares: Class I and Class II. This prospectus provides information with respect to both classes. The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 11.

----------------------------------------------------

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Fund  seeks  long  term  capital  appreciation.

Gartmore Global Asset Management Trust ("GGAMT"), the Fund's investment adviser, has chosen Gartmore Global Partners ("GGP") as subadviser to manage the Fund portfolio on a day-to-day basis. To achieve its objective, the Fund invests in companies based or operating primarily in developing markets throughout the world. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of companies of any size based in the world's developing markets. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any single one of them. These may include:

- Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela
- Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
- Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine
-    The  Middle  East:  Israel  and  Jordan
- Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the developing markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among developing countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

The Fund invests primarily in equity securities which may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may utilize derivatives, primarily futures, in order to manage short-term investments from certain contract holders. The use of derivatives is designed to protect the Fund from market timing activity by reducing portfolio transaction costs.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

----------------------------------------------------

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

DEVELOPING MARKETS RISK. The Fund invests primarily in equity securities of companies in developing market countries, including securities denominated in foreign currencies. Those investments involve special risks and are generally riskier than domestic investments and other kinds of foreign investments. In particular developing market countries may be less stable from a political and economic standpoint than other countries, in part because their markets are less established than those in the United States. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. It may also be more difficult to buy and sell securities in developing market countries. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the securities in which the Fund invests are subject to significant changes in value due to exchange rate fluctuations.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund may invest in derivatives, primarily futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page 7.

----------------------------------------------------

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FEES  AND  EXPENSES
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.




                                         CLASS I      CLASS II
Shareholder Fees1
   (paid directly from your investment)   None         None
Annual Fund Operating Expenses
   (deducted from Fund assets)
   Management Fees                        1.15%        1.15%
   Distribution and/or Service
   (12b-1) Fees                           None         0.25%
   Other Expenses2                        0.24%        0.24%
------------------------------------------------------------
Total Annual Fund
Operating Expenses                        1.39%        1.64%
------------------------------------------------------------

1 In addition, variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract's prospectus.
2 As a new Fund, these are estimates for the current fiscal year ending October 31, 2003. These estimates do not take into account the expense limitation agreement between the Fund and GGAMT.
3 GGAMT and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.35% for Class II shares at least through April 30, 2005. If the maximum amount of Rule 12b-1 fees and administrative services fees were charges, the "Total Annual Fund Operating Expenses" could increase to 1.85% for Class II shares before GGAMT would be required to limit the Fund's expenses. The Fund is authorized to reimburse GGAMT for management fees previously waived and/or for the cost of Other Expenses paid by GGAMT provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GGAMT may request and receive reimbursement or fees waived or limited and other reimbursements made by GGAMT. Any reimbursement to GGAMT must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, no changes in expenses and expense waivers for only one year. Although your actual costs may be higher or lower, based on these assumptions the cost would be:


          1 Year   3 Years
Class I.  $   142  $   440
Class II  $   167  $   517

----------------------------------------------------

MORE  ABOUT  THE  FUND

TEMPORARY  INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following additional principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

PREFERRED STOCK. Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES. Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

----------------------------------------------------

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

DERIVATIVES. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, a stock option is a derivative because its value changes in relation to the performance of the underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITORY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company, and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL  RISKS

FOREIGN RISK. Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

COUNTRY - General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in the country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS - The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio managers to completely and accurately determine a company's financial condition.

----------------------------------------------------

CURRENCY - A significant portion of the Fund's investments will generally be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

----------------------------------------------------

MANAGEMENT

INVESTMENT  ADVISER

Gartmore Global Asset Management Trust (GGAMT), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT was organized in July 2000 and advises mutual funds and other institutional separate accounts. As of March 31, 2003, GGAMT and its U.S. affiliates had approximately $31.2 billion in assets under management, of which $60.8 million was directly managed by GGAMT.

The Fund pays GGAMT a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 1.15%.

SUBADVISER

Gartmore Global Partners (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428 is the subadviser to the Fund. Subject to the supervision of GGAMT and the Board of Trustees, GGP will manage the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee, based on the Fund's average daily net assets, of 0.575%.


PORTFOLIO  MANAGEMENT  TEAM

GGP takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team and not just one investment manager. The following describes the persons primarily responsible for day-to-day management of the Fund.

Christopher Palmer, Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the portfolio managers for the Fund. In that capacity, they are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Palmer joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in 1995. In 1999, he became responsible for managing U.S. portfolios for GGP.

Mr. Ehrmann joined GGP as Head of the Emerging Markets Equity team in 1995. Mr. Ehrmann has also managed U.S. portfolios for GGP since 1995.

Peter Dalgliesh joined GGP as an investment manager on the Pacific and Emerging Markets Equity team in March 2002. Prior to joining GGP, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager, and prior to that he was with Baring Asset Management.

----------------------------------------------------

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUND

Class I shares of the Fund are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts. Insurance companies who provide additional services necessary for them to receive 12b-1 fees may sell Class II shares. Shares of the Fund are not sold to individual investors.

The Trust has entered into an Agreement and Plan of Reorganization with The Montgomery Funds III pursuant to which, subject to shareholder approval of the Montgomery Variable Series: Emerging Markets Fund, the Montgomery Variable
Series: Emerging Markets Fund will sell all of its assets, subject to stated liabilities, to the Gartmore GVIT Developing Markets Fund in exchange for Class I shares of that Fund. The Montgomery Funds III will then distribute such Class I shares to shareholders in complete liquidation and dissolution.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The  distributor  for  the  Fund  is  Gartmore  Distribution  Services,  Inc.

PURCHASE  PRICE

The purchase price of each share of the Fund is its ''net asset value'' (NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's shares. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time)  on  each  day  the  Exchange  is  open  for  trading.

The  Fund  does  not  determine  NAV  on  the  following  days:

-    New  Year's  Day
-    Martin  Luther  King  Jr.  Day
-    Presidents'  Day
-    Good  Friday
-    Memorial  Day
-    Independence  Day
-    Labor  Day
-    Thanksgiving  Day
-    Christmas  Day
-    Other  days  when  the  New  York  Stock  Exchange  is  not  open.

----------------------------------------------------

The  Fund  reserves  the  right  not  to  determine  NAV  when:

-    It  has  not  received any orders to purchase, sell, or exchange shares; or
-    Changes  in  the  value  of  the  Fund's  portfolio  do not affect its NAV.

Bonds, foreign stocks and other securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days when you will not be able to purchase or redeem the Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly the Fund's NAV, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund's net asset value will reflect this. In addition, if current prices are not otherwise available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may also be valued at fair value.

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale.

RESTRICTIONS  ON  SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the distributor of the Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, the Fund pays its distributor, from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares' average daily net assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in Class II shares over time and may cost you more than paying other types of sales charges.

----------------------------------------------------

DISTRIBUTIONS  AND  TAXES


DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by the Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

----------------------------------------------------

INFORMATION  FROM  GARTMORE  FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Fund:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual  Report

-    Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-0920 or contact your variable insurance provider.


INFORMATION  FROM  THE  SECURITIES  AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:
www.sec.gov

BY  ELECTRONIC  REQUEST:
publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213



GARTMORE  FUNDS

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205
WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------


                        Gartmore Variable Insurance Trust

                                   PROSPECTUS

                                 April 28, 2003

-     Comstock  GVIT  Value  Fund
      (Class  I,  Class  II  and  Class  IV  Shares)

-     Dreyfus  GVIT  International  Value  Fund
      (Class  I,  Class  II,  Class  III  and  Class  IV  Shares)

-     Dreyfus  GVIT  Mid Cap Index Fund
      (Class I, Class II and Class III Shares)

-     Federated  GVIT  High  Income  Bond  Fund
      (Class  I and Class III Shares)

-     GVIT  Equity  500  Index  Fund
      (Class  I,  Class  II  and  Class  IV  Shares)

-     J.P.  Morgan  GVIT  Balanced  Fund
      (Class  I  and  Class  IV  Shares)

-     Turner  GVIT  Growth  Focus  Fund
      (Class I, Class II and Class III Shares)

-     Van  Kampen  GVIT  Multi  Sector Bond Fund
      (formerly MAS GVIT Multi Sector Bond  Fund)
      (Class  I  and  Class  III  Shares)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------

TABLE  OF  CONTENTS

FUND  SUMMARIES

COMSTOCK GVIT VALUE FUND. . . . . . . . . . .          3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS GVIT INTERNATIONAL VALUE FUND. . . .           6
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS GVIT MID CAP INDEX FUND. . . . . . .           9
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED GVIT HIGH INCOME BOND FUND . . . .          12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

GVIT EQUITY 500 INDEX FUND . . . . . . . . .          15
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. MORGAN GVIT BALANCED FUND . . . . . . .          18
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

TURNER GVIT GROWTH FOCUS FUND. . . . . . . .          21
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

VAN KAMPEN GVIT MULTI SECTOR BOND FUND . . .          24
(FORMERLY MAS GVIT MULTI SECTOR BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS . . . . . . . . . . . .          27
Temporary Investments
Principal Investments and Techniques
Principal Risks
Multi-Management Structure

MANAGEMENT . . . . . . . . . . . . . . . . .          31
Management's Discussion of Fund Performance
Investment Management
Multi-Management Structure

BUYING AND SELLING FUND SHARES . . . . . . .          45
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . .          47
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . .          48

ADDITIONAL INFORMATION . . . . . . . . . . .  BACK COVER

--------------------------------------------------------------------------------
                                        1

FUND  SUMMARIES

This prospectus provides information about eight funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 27. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  THE  FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to: the following classes of the Funds, which constitute all available classes at this time:

Comstock  GVIT  Value  Fund
     -  Class  I
     -  Class  II
     -  Class  IV

Dreyfus  GVIT  International  Value  Fund
     -  Class  I
     -  Class  II
     -  Class  III
     -  Class  IV

Dreyfus  GVIT  Mid  Cap  Index  Fund
     -  Class  I
     -  Class  II
     -  Class  III

Federated  GVIT  High  Income  Bond  Fund
     -  Class  I
     -  Class  III

GVIT  Equity  500  Index  Fund
     -  Class  I
     -  Class  II
     -  Class  IV

J.P.  Morgan  GVIT  Balanced  Fund
     -  Class  I
     -  Class  IV

Turner  GVIT  Growth  Focus  Fund
     -  Class  I
     -  Class  II
     -  Class  III

Van  Kampen  GVIT  Multi  Sector  Bond  Fund
     -  Class  I
     -  Class  III

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 45.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Management Structure" for more information.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  COMSTOCK  GVIT  VALUE  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Comstock GVIT Value Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

GMF has selected Van Kampen Asset Management Inc. (VKAM) as a sub-adviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, VKAM seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by VKAM to possess the potential for capital growth and income. VKAM generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium-, or large-sized companies.

Portfolio securities are typically sold when VKAM's assessments of the capital growth and income potential of such securities materially change and factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitaliza-tion or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID/SMALL COMPANY RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  COMSTOCK  GVIT  VALUE  FUND

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

15.1%    18.5%    -10.6%   -12.2%   -25.1%
1998     1999     2000     2001     2002

Best  quarter:      16.2%  4th qtr. of 1998
Worst quarter:     -20.8%  3rd qtr. Of 2002

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                      ONE     FIVE      SINCE
                     YEAR    YEARS   INCEPTION2
------------------------------------------------
Class I shares1. .  -25.14%  -4.32%       -3.86%
Class II shares3 .  -25.33%  -4.56%       -4.10%
Class IV shares3 .  -25.14%  -4.32%       -3.86%
The S&P 500 Index4  -22.10%  -0.59%        0.64%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund's previous subadviser managed the Fund.
3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class IV shares invest in the same portfolio of securities as Class I shares and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the annual returns of Class I.
4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  COMSTOCK  GVIT  VALUE  FUND

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.


                                      CLASS I   CLASS II   CLASS IV
--------------------------------------------------------------------
Shareholder Fees1
(paid directly from your investment)       N/A        N/A        N/A
--------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees. . . . . . . . . . .     0.80%      0.80%      0.80%
Distribution and/or
Service (12b-1) Fees . . . . . . . .      None      0.25%       None
Other Expenses . . . . . . . . . . .     0.31%      0.31%      0.31%
--------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES . . . . . . . . . . . . . .     1.11%      1.36%      1.11%
Amount of Fee Waiver/Expense
Reimbursements . . . . . . . . . . .       N/A      0.16%      0.16%
--------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)2 . . . . . . . . . .       N/A      1.20%      0.95%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 1.20% for the Fund's Class II shares through at least April 30, 2004, and 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class II shares and the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursements to GMF must be made more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Maintaining the expense limitation for the Class IV shares at 0.95% could, however, cause the Class IV shares to receive an undue benefit to the disadvantage of Class I shares. In order to prevent this circumstance, GMF will voluntarily limit the operating expenses of Class I shares. If GMF must waive or reimburse more than 0.15% for Class IV shares, any additional amount will also have to be waived or reimbursed for Class I shares so that "Net Expense After Waivers" will be 1.10% for Class I shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and any expense limitations for Class II shares through April 30, 2004 and for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------
Class I.  $   113  $    353  $    612  $   1,352
Class II  $   122  $    415  $    729  $   1,621
Class IV  $    97  $    337  $    596  $   1,337

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES
The Dreyfus GVIT International Value Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of non-U.S. companies.

GMF, the Fund's investment adviser, has chosen The Dreyfus Corporation ("Dreyfus") to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities of established non-U.S. companies or of companies organized in the United States having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital appreciation. Many of these securities are non-U.S. dollar denominated securities. The Fund also may invest in other non-U.S. securities, such as those of foreign governments or agencies or instrumentalities of foreign governments.

Dreyfus uses a value-oriented investing strategy to select investments for the Fund. Value-oriented investing involves buying securities that are reasonably priced based upon the cost of the securities compared to their earnings, book value, cash flow they are generating or some other measure of value.

Under normal conditions, the Fund invests in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries, foreign markets, or regions other than the United States. Nonetheless, under certain economic and business conditions the Fund may invest up to 35% of its net assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:
Australia,  Canada,  France,  Japan,  the  United  Kingdom,  or  Germany.

The Fund also may invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary
Receipts, and Global Depositary Receipts. The Fund may invest in restricted securities, which may be restricted as to their resale, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. The Fund may also engage in securities lending in order to generate additional income for the Fund.

The Fund also, under normal market conditions, may invest up to 35% of its net assets in investment-grade debt securities of foreign issuers. Investment-grade debt securities include corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard & Poor's Corporation or Moody's Investor Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. If a rating agency changes a security's rating, it may affect the security's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt securities investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the subad-viser to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

FOREIGN RISK. Investments in foreign securities (including depositary receipts) involve risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since such countries may have unstable governments, more volatile currencies and less established markets.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which these stocks trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security owned by the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.
For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The returns depicted below were attained by the Fund's predecessor as a series of the Market Street Fund.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  IV  SHARES1:

36.1%  29.3%  14.3%  10.9%  9.7%   10.1%  29.3%  2.8%   -12.2%  -11.1%
1993   1994   1995   1996   1997   1998   1999   2000   2001   2002

Best Quarter:.   16.3%  3rd qtr. of 1998
Worst Quarter:  -20.8%  3rd qtr. of 2002

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                                        ONE     FIVE    TEN
                                       YEAR    YEARS   YEARS
-------------------------------------------------------------
Class I2 . . . . . . . . . . . . . .  -11.10%   1.59%   7.46%
Class II2. . . . . . . . . . . . . .  -11.32%   1.34%   7.19%
Class III2 . . . . . . . . . . . . .  -11.10%   1.59%   7.46%
Class IV . . . . . . . . . . . . . .  -11.10%   1.59%   7.46%
Morgan Stanley Capital International
(MSCI) Europe, Australasia and
Far East (EAFE) Index3 . . . . . . .  -15.66%  -2.61%   4.30%

1 The Fund's predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.
2 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I, Class II, and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have the same expenses. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND

3 The MSCI EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia, and the Far East. The MSCI EAFE Index reflects the prices of these common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes. Unlike mutual funds, the MSCI EAFE Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.


                             CLASS I   CLASS II   CLASS III   CLASS IV
-----------------------------------------------------------------------
Shareholder Fees1
(paid directly from
your investment)
Short-Term Trading Fee
(as a percentage
of amount redeemed
or exchanged) 2 . . . . . .       N/A        N/A       1.00%        N/A
-----------------------------------------------------------------------
Annual Fund
Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . .     0.75%      0.75%       0.75%      0.75%
Distribution and/or
Service (12b-1) Fees. . . .      None      0.25%        None       None
Other Expenses3 . . . . . .     0.26%      0.26%       0.26%      0.26%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES. . . . .     1.01%      1.26%       1.01%      1.01%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired.
3 "Other Expenses" have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund's predecessor during all of the prior fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   103  $    322  $    558  $   1,236
Class II.  $   128  $    400  $    692  $   1,523
Class III  $   103  $    322  $    558  $   1,236
Class IV.  $   103  $    322  $    558  $   1,236

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  MID  CAP  INDEX  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Dreyfus GVIT Mid Cap Index Fund's investment objective is capital appreciation.

GMF has selected Dreyfus as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index.1

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.
The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations as of January31,2003 ranging between $172million and $7.3 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL  RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down.

Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market. The Fund's investments in smaller, mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underper-form the Index to some degree over time.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

1    "Standard  &  Poor's  MidCap  400  Index"  and  "S&P" are trademarks of the
     McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  MID  CAP  INDEX  FUND

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund.

Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

20.9%  15.2%  10.8%  -1.3%  -15.3%
1998   1999   2000   2001   2002

Best quarter:.   18.7%  4th qtr. of 1998
Worst quarter:  -16.8%  3rd qtr. of 2002

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                             ONE     FIVE      SINCE
                            YEAR    YEARS   INCEPTION2
-------------------------------------------------------
Class I shares1 . . . . .  -15.30%   5.23%        4.99%
Class II shares3. . . . .  -15.52%   4.97%        4.71%
Class III shares3 . . . .  -15.30%   5.23%        4.99%
The S&P MidCap 400 Index4  -14.51%   6.41%        7.29%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.
3 These returns through May 6,2002 for Class II shares and through December 31, 2002 for Class II Ishares, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in,or willinvestin,the same portfolio of securities as Class I shares, and Class III shares have thesameexpenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those ofClass I. For Class III shares, these returns do not reflect the short-term trading fees applicableto such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.See "Buying and Selling Fund Shares -
     Short-Term  Trading  Fees"  on  page  46for  more  information.
4 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium-size U.S. companies-gives a broad look at how the stock prices of medium-size
     U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  DREYFUS  GVIT  MID  CAP  INDEX  FUND

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
----------------------------------------------------------------
Shareholder Fees1
(paid directly from your
investment)
Short-Term Trading Fee
(as a percentage of amount
redeemed) 2 . . . . . . . . . .       N/A        N/A       1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . . .     0.50%      0.50%       0.50%
Distribution and/or
Service (12b-1) Fees. . . . . .      None      0.25%        None
Other Expenses. . . . . . . . .     0.25%      0.25%       0.25%
----------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES. . . . . . .     0.75%      1.00%       0.75%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $    77  $    240  $    417  $     930
Class II.  $   102  $    318  $    552  $   1,225
Class III  $    77  $    240  $    417  $     930

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Federated  GVIT High Income Bond Fund seeks to provide high current income.

GMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. Under normal conditions, the Fund invests at least 80% of its net assets in corporate bonds that are considered below investment grade (commonly referred to as "junk bonds"). There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit-intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.

- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Fundamental  analysis  drives  the  sell  process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities (including convertible securities structured as debt securities) held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security (including a convertible security structured as a debt security) will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities (including convertible securities structured as debt securities) involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

-    Greater  risk  of  loss  due  to  default  or  declining  credit  quality

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent that the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security (including certain convertible securities) before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES1:

5.8%   3.2%   -8.3%  4.2%   3.2%
1998   1999   2000   2001   2002

Best Quarter:.   6.7%  4th qtr. of 2001
Worst Quarter:  -6.6%  4th qtr. of 2000

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                                     ONE     FIVE      SINCE
                                     YEAR   YEARS   INCEPTION2
---------------------------------------------------------------
Class I shares1. . . . . . . . . .   3.23%   1.50%        1.89%
Class III shares3. . . . . . . . .   3.23%   1.50%        1.89%
Lehman Brothers High Yield Index 4  -1.41%   0.38%        0.72%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The  Fund  commenced  operation  on  October  31,  1997.
3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.
4 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If this Index included expenses, the actual returns of this Index would be lower.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                       CLASS I   CLASS III
-----------------------------------------------------------
Shareholder Fees1
(paid directly from your investment)
Short-Term Trading Fee
(as a percentage of amount
redeemed) . . . . . . . . . . . . . .       N/A      1.00%2
-----------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . . . . . .     0.70%       0.70%
Distribution and/or
Service (12b-1) Fees. . . . . . . . .      None        None
Other Expenses. . . . . . . . . . . .     0.28%       0.28%
-----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES.     0.98%       0.98%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   100  $    312  $    542  $   1,201
Class III  $   100  $    312  $    542  $   1,201

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  GVIT  EQUITY  500  INDEX  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  GVIT  Equity  500  Index  Fund  seeks  long-term  capital  appreciation.

GMF, the Fund's investment adviser, has chosen SSgA Funds Management, Inc. ("SSgA") as the subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in common stocks included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index").1 The S&P 500 Index is a market-weighted index consisting of approximately 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.

The Fund employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index. The subadviser attempts to achieve a high correlation, generally greater than or equal to 0.95, between the Fund's total return and the total return of the S&P 500 Index, without taking fund (or variable contract) expenses into account.

The Fund expects to substantially replicate the composition of the S&P 500 Index. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500 prior to the deduction of Fund expenses, it may concentrate more assets in fewer companies and is considered a non-diversified fund. In addition, to the extent necessary to replicate the weightings of a particular industry in the S&P 500 Index, the Fund may invest 25% or more of its total assets in the securities of issuers in the same industry.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which these stocks trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, an increase or decrease in value of an investment in a single issuer may have a greater impact on the Fund's net asset value and total return.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the S&P 500 Index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the Index to some degree over time.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

1 "Standard & Poor's", "S&P", "S&P 500 ", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information.

A MARKET-WEIGHTED INDEX is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  GVIT  EQUITY  500  INDEX  FUND

PERFORMANCE

The returns depicted below were attained by the Fund in its prior format as a series portfolio of the Market Street Fund.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  IV  SHARES1:

-12.2%  -22.3%
2001    2002

Best Quarter:.   10.5%  4th qtr. of 2001
Worst Quarter:  -17.9%  3rd qtr. of 2001

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                  ONE       SINCE
                 YEAR    INCEPTION1
------------------------------------
Class I2 . . .  -22.31%      -14.36%
Class II2. . .  -22.51%      -14.57%
Class IV . . .  -22.31%      -14.36%
S&P 500 Index3  -22.10%        0.64%

1 The Fund's predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio
2 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I and Class II shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I and Class II shares will invest in the same portfolio of securities as Class IV shares and Class I shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.
3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  GVIT  EQUITY  500  INDEX  FUND

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                      CLASS I   CLASS II   CLASS IV
--------------------------------------------------------------------
Shareholder Fees1
(paid directly from your investment)       N/A        N/A        N/A
--------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees. . . . . . . . . . .     0.24%      0.24%      0.24%
Distribution and/or Service
(12b-1) Fees . . . . . . . . . . . .      None      0.25%       None
Other Expenses2. . . . . . . . . . .     0.22%      0.22%      0.22%
--------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES . . . . . . . . . . . . . .     0.46%      0.71%      0.46%
Amount of Fee Waiver/Expense
Reimbursement. . . . . . . . . . . .       N/A        N/A      0.18%
--------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS3. . . . .       N/A        N/A      0.28%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 "Other Expenses" have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administrative services fees applicable to the Fund, but not for the Fund's predecessor during all of the prior fiscal year.
3 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.28% for the Fund's Class IV shares through October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made was made. Maintaining the expense limitation for the Class IV shares at 0.28% could, however, cause the Class IV shares to receive an undue benefit to the disadvantage of the Class I and/or Class II shares. In order to prevent this circumstance, GMF will voluntarily limit the operating expenses of Class I and Class II shares. If GMF must waive or reimburse more than 0.10% for Class IV shares, any additional amount will have to be waived or reimbursed for all classes, so that "Net Expenses After Waivers" will be 0.38% for Class I shares and 0.63% for Class II shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and the expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------
Class I.  $    47  $    148  $    258  $     579
Class II  $    73  $    227  $    395  $     883
Class IV  $    29  $    129  $    240  $     562

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  J.P.  MORGAN  GVIT  BALANCED  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The J.P. Morgan GVIT Balanced Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

GMF has selected J.P. Morgan Investment Management Inc. as a subad-viser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the S&P 500 Index.

The subadviser researches companies' prospects over a relatively long period of time, Often as much as five years. Each company is then ranked Within its sector by its relative value.The subadviser Looks for under valued companies and sells them when they appear over valued.

The subadviser focuses on three key investment decisions in attempting to add value through the fixed income portion of the Fund; specifically it concentrates on duration management, sector allocation and sector selection. While the subadviser uses these criteria to make stock selections, the subadviser does not intend to concentrate the Fund's common stock selections within any particular sector or sectors.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds).

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

The subadviser has engaged in more frequent portfolio securities trading because of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs for the Fund; however, the subadviser believes that either the long or short term benefits to the Fund of such frequent portfolio trading outweigh such costs.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, theissuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  J.P.  MORGAN  GVIT  BALANCED  FUND

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: - increased price sensitivity to changing interest rates and to adverse economic and business developments - greater risk of loss due to default or declining credit quality - greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due - negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks increase when investing in issuers located in emerging markets.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variableinsurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

8.1%   0.9%   -0.3%  -3.8%  -12.3%
1998   1999   2000   2001   2002

Best Quarter:.   6.9%  1st qtr. of 1998
Worst Quarter:  -9.1%  3rd qtr. of 2002

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                         ONE     FIVE      SINCE
                        YEAR    YEARS   INCEPTION2
---------------------------------------------------
Class I shares1 . . .  -12.31%  -1.71%       -1.38%
Class IV shares3. . .  -12.31%  -1.71%       -1.38%
The S&P 500 Index4. .  -22.10%  -0.59%        0.64%
The Lehman Brothers
Aggregate Bond Index4   10.25%   7.55%        7.60%

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  J.P.  MORGAN  GVIT  BALANCED  FUND

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.
3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in the same portfolio of securities as Class I shares and have the same expenses before any fee waivers or reimbursements
4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                       CLASS I   CLASS IV
----------------------------------------------------------
Shareholder Fees1
(paid directly from your investment).       N/A        N/A
----------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . . . . . .     0.73%      0.73%
Distribution and/or
Service (12b-1) Fees. . . . . . . . .      None       None
Other Expenses. . . . . . . . . . . .     0.27%      0.27%
----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES.     1.00%      1.00%
Amount of Fee Waiver/Expense
Reimbursements. . . . . . . . . . . .       N/A      0.09%
----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS). . . .     1.00%     0.91%2

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.91% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change and the expense limitations for Class IV shares through October 1, 2004. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------
Class I.  $   102  $    318  $    552  $   1,225
Class IV  $    93  $    309  $    544  $   1,216

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  TURNER  GVIT  GROWTH  FOCUS  FUND

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  Turner  GVIT  Growth  Focus  Fund  seeks  long  term  capital appreciation.

GMF, the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks and equity securities of foreign companies (including American Depositary Receipts ("ADRs")) that demonstrate strong earnings growth potential. The sub-adviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk.

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization, therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

In making decisions on whether to buy or sell a security, the subadviser is not limited by the portfolio turnover rate of the Fund. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs. The Fund may also engage in securities lending in order to generate additional income for the Fund.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of 15 to 30 stocks, this risk may be increased.

FOREIGN  RISK.  To  the extent the Fund invests in foreign securities (including
ADRs), investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector and the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different sectors.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  TURNER  GVIT  GROWTH  FOCUS  FUND

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or a part of the securities held by the Fund if it believes doing so is in the best interest of the Fund. In addition, with respect to this Fund, a significant amount of portfolio turnover has been the result of short-term trading of the Fund's shares. A higher portfolio turnover rate will result in higher transaction costs for the Fund and increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it will lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total return shown in the bar does not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

-39.0%  -42.9%
2001    2002

Best quarter:.   21.3%  4th qtr. of 2001
Worst quarter:  -39.0%  4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002:

                                                       ONE      SINCE
                                                       YEAR     INCEPTION 2
----------------------------------------------------------------------------
Class I shares1 . . . . . . . . . . . . . . . . . . .  -42.86%       -46.58%
Class II shares3. . . . . . . . . . . . . . . . . . .  -43.00%       -46.72%
Class III shares3 . . . . . . . . . . . . . . . . . .  -42.31%       -46.38%
Russell 1000 Growth Index4. . . . . . . . . . . . . .  -27.88%       -28.84%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The  Fund  commenced  operations  on  June  30,  2000.
3 These returns through December 31, 2002 for Class II shares and through May 2, 2002 for Class III shares, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.
4 The Russell 1000 Growth Index is an unmanaged index of those Russell 1000 companies with higher price-to-book ratios (the price of the company's stock compared to the value of the company) and higher forecasted growth values. As of June 30, 2002, the market capitalization range of securities in the Russell 1000 was $1.3 billion to $309 billion. Unlike mutual funds, the Russell 1000 Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

--------------------------------------------------------------------------------

FUND  SUMMARIES  -  TURNER  GVIT  GROWTH  FOCUS  FUND

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                      CLASS I   CLASS II   CLASS III
---------------------------------------------------------------------
Shareholder Fees1
(paid directly from your investment)
Short-Term Trading Fee
(as a percentage of amount
redeemed) 2. . . . . . . . . . . . .       N/A        N/A       1.00%
---------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees. . . . . . . . . . .     0.80%      0.80%       0.80%
Distribution and/or
Service (12b-1) Fees . . . . . . . .      None      0.25%        None
Other Expenses . . . . . . . . . . .     0.25%      0.27%       0.27%
---------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES3. . . . . . . . .     1.05%      1.32%       1.07%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.
3 GMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) will not exceed 1.35% for the Class I, Class II and Class III shares. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.60% for Class I shares and Class III shares and 1.85% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF within the first three years of Fund operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   107  $    334  $    579  $   1,283
Class II.  $   134  $    418  $    723  $   1,590
Class III  $   109  $    340  $    590  $   1,306

--------------------------------------------------------------------------------

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND (FORMERLY MASGVIT MULTI SECTOR BOND FUND)

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The primary objective of the Van Kampen GVIT Multi Sector Bond Fund is to seek above average total return over a market cycle of three to five years.

GMF has selected Morgan Stanley Investment Management Inc. (which does business in certain instances, including with respect to the Fund, using the name Van Kampen) as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower rated securities.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or

--------------------------------------------------------------------------------

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND (FORMERLY MASGVIT MULTI SECTOR BOND FUND)

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments
-    Greater  risk  of  loss  due  to  default  or  declining  credit  quality
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and increase volatility of the Fund.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 27.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

2.6%   1,6%   5.6%   4.2%   7.2%
1998   1999   2000   2001   2002

Best Quarter:.   4.2%  4th qtr. of 2002
Worst Quarter:  -2.0%  3rd qtr. of 1998

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                            ONE     FIVE      SINCE
                            YEAR   YEARS   INCEPTION2
------------------------------------------------------
Class I shares1 . . . . .   7.21%   4.22%        4.29%
Class III shares3 . . . .   7.21%   4.22%        4.29%
Lehman Brothers Aggregate
Bond Index4 . . . . . . .  10.25%   7.55%        7.60%

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund. On April 28, 2003, Morgan Stanley Investment Management Inc. took over as the Fund's subadviser from its affiliate, Morgan Stanley Investments L.P.
3 These returns through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.

--------------------------------------------------------------------------------

FUND SUMMARIES - VAN KAMPEN GVIT MULTI SECTOR BOND FUND (FORMERLY MASGVIT MULTI SECTOR BOND FUND)

4 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                       CLASS I   CLASS III
-----------------------------------------------------------
Shareholder Fees1
(paid directly from your investment).       N/A       1.00%
Short-Term Trading Fee
(as a percentage of amount
redeemed) 2 . . . . . . . . . . . . .      None       1.00%
-----------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . . . . . .     0.75%       0.75%
Distribution and/or
Service (12b-1) Fees. . . . . . . . .      None        None
Other Expenses. . . . . . . . . . . .     0.27%       0.27%
-----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES.     1.02%       1.02%

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   104  $    325  $    563  $   1,248
Class III  $   104  $    325  $    563  $   1,248

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                                       26

MORE  ABOUT  THE  FUNDS

TEMPORARY  INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH  AND  VALUE  STOCKS  (ALL  FUNDS EXCEPT MULTI SECTOR BOND AND HIGH INCOME
BOND). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (HIGH INCOME BOND). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.

However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES (HIGH INCOME BOND). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

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                                       27

MORE  ABOUT  THE  FUNDS

ZERO COUPON SECURITIES (HIGH INCOME BOND). Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

FLOATING AND VARIABLE RATE SECURITIES (BALANCED, MULTI SECTOR BOND, HIGH INCOME BOND, INTERNATIONAL VALUE). Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES (BALANCED, MULTI SECTOR BOND). These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States
-    The  Federal  Home  Loan  Banks
-    The  Federal  National  Mortgage  Association  (FNMA)
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)
-    The  Federal  Farm  Credit  Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and do contain some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BALANCED, MULTI SECTOR BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

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                                       28

MORE  ABOUT  THE  FUNDS

DERIVATIVES  (MID  CAP  INDEX,  COMSTOCK,  MULTI  SECTOR  BOND).
A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN  DEBT  (MULTI  SECTOR  BOND).  Sovereign  debt  includes:

- Fixed income securities issued or guaranteed by foreign governments and governmental agencies
- Fixed income securities issued by government owned, controlled or sponsored foreign entities
- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers
- Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt
- Participations in loans between foreign governments and financial institutions
- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

SHORT SALES (GROWTH FOCUS). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DEPOSITARY RECEIPTS (INTERNATIONAL VALUE, GROWTH FOCUS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs). ADRs may not necessarily be denominated in the same currency as the underlying securities which they represent. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of securities issued by a foreign corporation. ADRs which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL  RISKS

SMALL CAP RISK (COMSTOCK, GROWTH FOCUS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in large and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Funds invest are in the technology and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries.

In  addition,  small  cap  companies  may:

-    Lack  depth  of  management
-    Lack  a  proven  track  record
-    Be  unable  to  generate  funds  necessary  for  growth  or  development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-    Market  products  or  services  which  may  become  quickly  obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (BALANCED, MID CAP GROWTH, GROWTH FOCUS, MULTI SECTOR BOND, HIGH INCOME BOND, COMSTOCK INTERNATIONAL VALUE). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes or other taxation issues and certain custody and settlement risks.

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                                       29

MORE  ABOUT  THE  FUNDS

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

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                                       30

MANAGEMENT

MANAGEMENT'S  DISCUSSION  OF  FUND  PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy and markets and how they affected the Funds' performance during the year ended December 31, 2002. It also provides a look into the then current investment techniques and strategies of, and the outlook for, each Fund from the perspective of the Fund's sub-adviser (from early in 2003). The outlook foreseen by the portfolio managers at this time may or may not be realized.

COMSTOCK  GVIT  VALUE  FUND

HOW  DID  THE  FUND  PERFORM?

For  the annual period ended December 31, 2002, the Fund returned -25.14% (Class
I)  versus  -22.10%  for  its  benchmark,  the  S&P  500  Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

Accounting scandals, economic concerns and global tensions weighed heavily on U.S. and global stock markets throughout the year. In the corporate arena, lack of capital expenditures hindered the economic recovery while weak earnings results and mistrust of financial statements fueled negative market sentiment. In this difficult environment, the Fund continued to focus on bottom-up stock selection through diligent fundamental analysis.

Key detractors were telecommunications services, information technology and utilities. Telecommunications, in particular, was hit extremely hard as companies in that sector struggled with too much debt and limited pricing power. Utilities also suffered from these two negative factors. The information technology sector was hamstrung by companies' unwillingness to make capital expenditures, a key factor in the profitability of technology companies.

The three primary contributors to portfolio performance were 1) stock selection and an overweight position in the energy sector; 2) stock selection in the materials sector; and 3) an overweight position in the consumer staples sector, which benefited when investors sought a defensive haven.

DESCRIBE  THE  FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

VKAM took over as the Fund's subadviser as of May 1, 2002, and made changes to the Fund's portfolio as of that time; after those changes were made, there were no major changes to the Fund's top holdings. The Fund benefited from a broad based rally in the oversold technology and telecommunications sectors. We are overweight in the health-care sector. The Fund follows a long-term strategy in a short-term environment. The possibility of continued volatility and uncertainty is real, which makes such a strategy even more important. We have identified many potentially strong investment opportunities which point to optimism for the future.

HOW  IS  THE  FUND  POSITIONED?

We have increased the portfolio's allocation to the health-care sector during the year and it is significantly overweight in that area. Our focus has been on large pharmaceutical companies whose valuations became very attractive after the stocks were oversold amid investor concerns about patent expirations. The portfolio remains slightly overweight in the telecommunications and technology sectors.

The portfolio remains significantly underweight in financial companies due to our concerns about default issues and lack of attractive valuations. In the near term, we are likely to maintain the portfolio's underweight position in financial services, although we did increase the position somewhat in the latter part of the year. We have decreased the portfolio's allocation to utilities and slightly reduced its holdings of consumer discretionary and energy stocks.

We are cautiously optimistic about stock performance for 2003, despite economic concerns and global tensions that still weigh on the market. During the past year, many companies reduced costs and inventories in order to increase operating earnings and improve their positioning for an economic recovery. This could help to turn the market upward; however we still believe corporate profits and stock price returns will be modest.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE COMSTOCK GVIT VALUE FUND (CLASS I SHARES) AND THE S&P 500 INDEX1,2,3

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000

Previous 10 Yrs.             COMSTOCK GVIT VALUE             S&P 500 INDEX
--------------------------------------------------------------------------
10/31/1997 . . .                       10,000                       10,000
12/31/1997 . . .                       10,177                       10,643
12/31/1998 . . .                       11,717                       13,685
12/31/1999 . . .                       13,884                       16,565
12/31/2000 . . .                       12,409                       15,057
12/31/2001 . . .                       10,901                       13,267
12/31/2002 . . .                        8,160                       10,335

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                                       31

MANAGEMENT

COMSTOCK  GVIT  VALUE  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                  1 YEAR   5 YEARS   LIFE3
-------------------------------------------
Class I shares .  -25.14%    -4.32%  -3.86%
Class II shares5  -25.33%    -4.56%  -4.10%
Class IV shares5  -25.14%    -4.32%  -3.86%

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares  as  of  May  1,  2001.
2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.
3    The  performance  shown  includes performance for a period (prior to May 1,
     2002) when the Fund had a subadviser other than the Fund's current subadviser.
4 The Comstock GVIT Value Fund commenced operations October 31, 1997. 5 These returns are through December 31, 2002, are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class IV shares invest in the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. Class II shares annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the annual returns of Class I.

Past  performance  is  not  predictive  of  future  performance.

DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND*

The predecessor to the Dreyfus GVIT International Value Fund delivered a -11.10% total return during the 12 months ended December 31, 2002. That compared to a -15.66% return for the Morgan Stanley Capital International Europe Australasia and Far East Index, the Fund's benchmark.

The Boston Company, LLC acted as sub-adviser to the Fund during the year, performing the day-to-day management of the Fund; however, an affiliate of The Boston Company, Dreyfus, began managing the Fund as of April 28, 2003. Dreyfus utilizes the same portfolio managers to manage the Fund. The firm employed a disciplined approach to global value investing in pursuit of superior performance with reduced volatility.

Global stock markets performed poorly during most of the year, due to a range of factors including corporate accounting scandals in the U.S., weak corporate earnings, and political uncertainty. European markets suffered from continued weakness in the telecommunications sector, poor economic conditions in Germany and labor disputes in many European nations. Asian markets also suffered losses, despite a brief rebound in Japan.

Stocks rebounded early in the fourth quarter, with strong gains in telecommunications and technology shares, and a surge in financial companies whose fortunes are closely tied to global financial markets. Strong gains in Nokia sent returns in Finland higher, and returns in France rose on speculation about consolidation in the banking industry, as well as a pick-up in the technology sector. Emerging markets rose with higher commodity prices. Japanese stocks declined amid that country's general economic woes and uncertainty.

The Fund's out-performance during first half of the 12-month period reflected strong stock and sector selection, especially in Japan, France, and the United Kingdom. The Fund did not keep pace with the rally during the early part of the fourth quarter, because we remained cautious about prospects for the technology and telecommunications shares that led the rebound. However, the Fund finished the period on a positive note, performing in line with its benchmark.

Growing geopolitical tension, declining consumer confidence and mixed economic news continue to generate an atmosphere of uncertainty and volatility. We remain focused on identifying overlooked opportunities in developed and emerging markets. The decline in stock prices during December generated several interesting investment opportunities. We have selectively taken profits in stocks with strong relative performance, such as Unilever, and reinvested in stocks of similarly high-quality companies that are trading at more attractive multiples, such as Nestle. We are monitoring the telecommunications and technology sectors, paying close attention to price risk, balance-sheet quality, and longer-term demand fundamentals. In addition, we are researching companies with limited price risk whose prospects depend upon an economic recovery, such as chemical and base metal companies. The recent drop in pharmaceutical shares amid pending regulatory changes and competition from generic-drug makers has created buying opportunities in shares of businesses with strong product lines.

* Because the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund as of April 28, 2003, the management's discussion of the performance of the Dreyfus GVIT International Value Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002.

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                                       32

MANAGEMENT

The largest country holdings (as a percentage of net assets) of the Fund include:

Sector**     Approximate Fund %
-------------------------------
Japan. . . . . . . . . . .  23%
United Kingdom. . . . . . . 19%
Netherlands. . . . . . . . . 8%
France. . . . . . . . . . .  8%
Germany. . . . . . . . . . . 7%
Switzerland. . . . . . . . . 6%
Italy. . . . . . . . . . . . 4%

**  Portfolio  composition  is  subject  to  change.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE DREYFUS GVIT INTERNATIONAL VALUE FUND (CLASS IV SHARES) AND THE EAFE INDEX1,2

Fund Inception/    GVIT Fund Growth of $10,000   Benchmark Growth of $10,000

Previous 10 Yrs.        DREYFUS GVIT INTERNAT'L VALUE        MSCI EAFE INDEX
----------------------------------------------------------------------------
12/31/1992 . . .                         10,000                       10,000
12/31/1993 . . .                         13,611                       13,295
12/31/1994 . . .                         13,647                       14,366
12/31/1995 . . .                         15,600                       16,026
12/31/1996 . . .                         17,299                       17,045
12/31/1997 . . .                         18,970                       17,396
12/31/1998 . . .                         20,892                       20,933
12/31/1999 . . .                         27,019                       26,647
12/31/2000 . . .                         26,296                       22,928
12/31/2001 . . .                         23,089                       18,066
12/31/2002 . . .                         20,527                       15,237

DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR   5 YEARS   LIFE3
--------------------------------------------
Class I shares4 .  -11.10%     1.59%   7.46%
Class II shares4.  -11.32%     1.34%   7.19%
Class III shares4  -11.10%     1.59%   7.46%
Class IV shares .  -11.10%     1.59%   7.46%

1 The calculations in the graph assume the reinvestment of dividends and distributions.
2 The MSCI EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The MSCI EAFE Index reflects the prices of the common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes. Unlike mutual funds, the MSCI EAFE Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 The Fund's predecessor, Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time, the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.
4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I, Class II, and Class III shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I, Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I, Class II and Class III shares will invest in the same portfolio of securities as Class IV shares and Class I and Class III shares have the same expenses. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.

Past  performance  is  not  predictive  of  future  performance.

DREYFUS  GVIT  MID  CAP  INDEX  FUND

HOW  DID  THE  FUND  PERFORM?

For  the annual period ended December 31, 2002, the Fund returned -15.30% (Class
I)  versus  -14.51%  for  the  S&P  MidCap  400  Index,  its  benchmark.

The Fund's and the market's absolute performance was primarily the result of a difficult stock market environment and a weak economy plagued by a slow recovery and rising tensions in the Middle East. While we are disappointed in the Fund's absolute return, the mid-capitalization portion of the stock market produced better performance than large-capitalization stocks.

DID  THE  FUND  MEET  ITS  GOAL  OF  REPLICATING  THE  BENCHMARK?

The Fund tracked the return of the S&P MidCap 400 Index for the year ended December 31, 2002. Fund expenses and trading costs primarily account for the difference between the Fund's performance and that of the Index.

LIST  THE  TOP  AND  WORST-PERFORMING  INDUSTRIES  AND  STOCKS.

Among the top-performing industries in the Index were thrift institutions, oil services and publishing. The top-performing securities for the year were The Washington Post Co., Symantec Corp., Golden State Bancorp Inc., Coach Inc. and Apollo Group, Inc. Stronger gains were reported by many of the banks and thrifts due to the low interest rate environment that allowed homeowners to refinance and spend additional disposable income on consumer items. This additional consumer spending helped to drive the economy out of recession. Oil service companies also did well as the potential war with Iraq caused uncertainty over the future supply of crude oil.

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                                       33

MANAGEMENT

Among the index's worst performing industries were semiconductors, drugs and electronic equipment. The worst-performing securities were IDEC Pharmaceuticals Corp., Millennium Pharmaceuticals Inc., Aquila, Sepracor Inc., and Atmel Corp. Electronic equipment and semiconductors provided disappointing returns as the technology sector continued to correct from very high valuations. In our view, this was primarily due to the lack of capital spending by corporations. Within the drug sector, biotechnology stocks also performed poorly, primarily because health-care investors preferred companies with more predictable earnings.

WHAT  IS  THE  OUTLOOK  FOR  THE  FUND?

There were no significant changes for the year. The Fund is designed to passively replicate the middle-capitalization U.S. equity market, as represented by the S&P MidCap 400 Index. The portfolio employs a strategy of full replication, which entails holding each stock in direct proportion to its weight in the Index. S&P MidCap 400 futures are used to efficiently manage cash flows.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE DREYFUS GVIT MID CAP INDEX FUND (CLASS I SHARES) AND THE S&P MIDCAP 400 INDEX1,2

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000

Previous 10 Yrs.  DREYFUS GVIT MID CAP INDEX      S&P MIDCAP 400 INDEX
--------------------------------------------------------------------------
10/31/1997 . . .                       10,000                       10,000
12/31/1997 . . .                        9,964                       10,542
12/31/1998 . . .                       11,041                       12,557
12/31/1999 . . .                       13,351                       14,406
12/31/2000 . . .                       15,381                       16,928
12/31/2001 . . .                       15,181                       16,825
12/31/2002 . . .                       12,858                       14,384

DREYFUS  GVIT  MID  CAP  INDEX  FUND3
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR   5 YEARS   LIFE3
--------------------------------------------
Class I shares. .  -15.30%     5.23%   4.99%
Class II shares4.  -15.52%     4.97%   4.71%
Class III shares4  -15.30%     5.23%   4.99%

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium-size U.S. companies and some Canadian companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.
4 These returns through May 6, 2002 for Class II shares and through December 31, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund
     Shares-Short-Term  Trading  Fees"  on  page  46  for  more  information.

Past  performance  is  not  predictive  of  future  performance.

FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

HOW  DID  THE  FUND  PERFORM?

For the annual period ended December 31, 2002, the Federated GVIT High Income Bond Fund outperformed, returning 3.23% (Class I) versus -1.41% for its benchmark, the Lehman Brothers High Yield Index.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

For the twelve months ended December 31, 2002, the high yield market underperformed the high quality bond market. The high yield market, as measured by the Lehman Brothers High Yield Index, returned -1.41% for the twelve month period, compared to the high quality bond market, measured by the Lehman Brothers Aggregate Bond Index, which returned 10.26% over the same period.

The Fund's strong relative performance was largely attributable to good security selection. The Fund is significantly underweight securities in the Wireline Telecommunications sector, which had a market return of -50.03% during the year, Utilities, which had a market return of -13.24% and had no exposure to the Airline sector, which had a market return of -29.27%. Conversely, overweight positions in Consumer Products, Lodging, and Gaming, which all had strong positive returns, favorably impacted the Fund's performance relative to the Lehman Brothers High Yield Index.

--------------------------------------------------------------------------------

MANAGEMENT

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

The Fund was helped significantly by its underweight (compared to its benchmark) in securities in the wireline telecommunications sector, which returned -50.03% during the year, and the utilities sector, which had a market return of -13.24%; and no exposure to the airline sector, which had a market return of -29.27%. Overweight positions in consumer products, lodging, and gaming (compared to its benchmark), which all saw strong positive returns, also helped performance relative to the benchmark. Within the wireless telecommunications sector, which returned -3.59%, the Fund benefited from substantial overweights in Nextel Communications, Inc. and AT&T Wireless; both had positive returns in excess of 20%. Within the utility sector, the Fund experienced good relative performance as its holdings in Caithness Energy, LLC, CMS Energy Corp., and Public Service Enterprise Group Inc. all outperformed the sector.

Other issues that performed well during the year included: Allied Holdings Inc., (ground transportation); Eagle-Picher Industries, Inc. (conglomerates); Hexcel Corp. (industrial products); and Primedia Inc. (publishing).

On the negative side, the Fund's performance was hurt by underperfoming holdings in Charter Communications and NTL Inc., (cable television); AirGate PCS, Inc. and Alamosa PCS, (wireless communications), Calpine (utilities); Foamex L.P. (chemicals); and Land O'Lakes Inc. (food products).

HOW  IS  THE  FUND  POSITIONED?

The Fund remains overweight in the food, consumer products, health-care and lodging sectors (compared to its benchmark), while it is underweight in wireline telecommunications, utilities and technology, especially communications technology. We have modestly increased Fund exposure to the utility sector (although still a major underweight). This sector is now the largest industry in the high-yield market, given the substantial amount of investment-grade paper that has been downgraded during the past six months. We believe selectivity in utilities will be a key determinant of 2003 performance.

Given the fourth-quarter 2002 strength in semi-distressed names, we reduced our exposure to names such as Revlon Inc., whose issuer fundamentals did not match its security price gains. We were fairly active in the new-issue market in the fourth quarter as new issues appeared more attractive than secondary names.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FEDERATED GVIT HIGH INCOME BOND FUND (CLASS I SHARES) AND THE LEHMAN BROTHERS HIGH YIELD INDEX1,2

Fund Inception/   GVIT Fund Growth of $10,000   Benchmark Growth of $10,000

Previous 10 Yrs.  FEDERATED GVIT HIGH INC BOND      LB HIGH YIELD INDEX
---------------------------------------------------------------------------
10/31/1997 . . .                        10,000                       10,000
12/31/1997 . . .                        10,228                       10,185
12/31/1998 . . .                        10,821                       10,375
12/31/1999 . . .                        11,166                       10,623
12/31/2000 . . .                        10,242                       10,000
12/31/2001 . . .                        10,674                       10,528
12/31/2002 . . .                        11,018                       10,384

FEDERATED  GVIT  HIGH  INCOME  BOND  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR   5 YEARS   LIFE3
--------------------------------------------
Class I shares. .    3.23%     1.50%   1.89%
Class III shares4    3.23%     1.50%   1.89%

1 The calculations in the graph assume the reinvestment of dividends and distributions.
2 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3    The  Federated  GVIT High Income Bond Fund commenced operations October 31,
     1997.
4 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MANAGEMENT

GVIT  EQUITY  500  INDEX  FUND*

The total return for the predecessor to the GVIT Equity 500 Index Fund during the 12 months ended December 31, 2002 was -22.31%. The Fund's benchmark, the S&P 500 Index, posted a -22.10% return. State Street Global Investments has been subadviser for the Fund or its predecessor since the predecessor's inception on February 7, 2000.

The S&P 500 posted its worst loss since 1974, and endured its third consecutive annual loss for the first time since 1941, despite rebounding 8.44% during the fourth quarter. Concerns about the economy, corporate governance, terrorism, and war with Iraq weighed heavily on the markets in 2002.

For the year, most market sectors posted losses. Telecommunications and technology, the best performers during the fourth quarter, lost more than 34% and 37%, respectively, for the year. Information technology alone accounted for a 6% decline in the broad index. The best-performing sectors were materials and consumer staples, which together accounted for less than a 1% decline in the index. There were 25 sector turnovers during the year, down from 30 in 2001 and 58 in 2000.

Looking forward, while some concerns have been dealt with, unknowns related to terrorism and war with Iraq persist and remain hurdles that the market will need to overcome.

The largest sector holdings (as a percentage of net assets) of the Fund include:

SECTOR**       APPROXIMATE  FUND  %
-----------------------------------
Drugs  &  Health  Care. . . .   12%
Banks. . . . . . . . . . . . .   7%
Finance. . . . . . . . . . . .   7%
Communication. . . . . . . . .   6%
Retail  Merchandising. . . . .   6%
Oil  &  Gas. . . . . . . . . .   6%

The Fund is passively managed to replicate the S&P 500 Index by holding each company in the Index at its approximate capitalization weight. This strategy allows the fund to closely mirror the performance of the S&P 500 Index, although minor differences may occur, caused by factors such as Fund cash flow and trading expenses.

The Fund will continue to remain fully invested in the S&P 500 Index. Thus, Fund performance will be dictated by the performance of the S&P 500 Index.

* Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund as of April 28, 2003, the management's discussion of the performance of the GVIT Equity 500 Index Fund is in regard to the predecessor portfolio for the fiscal year ended December 31, 2002. ** Portfolio composition is subject to change.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GVIT EQUITY 500 INDEX FUND (CLASS IV SHARES) AND THE S&P 500 INDEX1,2


Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000

Previous 10 Yrs.     GVIT EQUITY 500 INDEX            S&P 500 INDEX
--------------------------------------------------------------------------
2/7/2000 . . . .                       10,000                       10,000
12/31/2000 . . .                        9,360                        9,570
12/31/2001 . . .                        8,214                        8,433
12/31/2002 . . .                        6,381                        6,569

GVIT  EQUITY  500  INDEX  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                  1 Years    Life3
-----------------------------------
Class I shares4.   -22.31%  -14.36%
Class II shares4   -22.51%  -14.57%
Class IV shares.   -22.31%  -14.36%

1 The calculations in the graph assume the reinvestment of dividends and distributions.
2 The S&P 500 Index - an unmanaged index of 500 widely-held stocks of large U.S. companies - gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower
3 The Fund's predecessor, Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity Index 500 Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time, the GVIT Equity Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.
4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor which is the same as performance for the Class IV shares and which was achieved prior to the creation of Class I and Class II shares. Class IV shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class I or Class II shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class IV shares produced. This is because Class I and Class II shares will invest in the same portfolio of securities as Class IV shares and Class I shares have similar expenses before any fee waivers or reimbursements. Class II share's annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV.

Past  performance  is  not  predictive  of  future  performance.

--------------------------------------------------------------------------------

MANAGEMENT

JP  MORGAN  GVIT  BALANCED  FUND

HOW  DID  THE  FUND  PERFORM?

For  the annual period ended December 31, 2002, the Fund returned -12.31% (Class
I) versus -9.82% for a composite of the Fund's benchmarks, 60% S&P 500/40% Lehman Brothers Aggregate Bond Index. The returns of the S&P 500 Index and
Lehman  Brothers  Aggregate  Bond  Index  were -22.10% and 10.25%, respectively.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The U.S. equity markets produced unimpressive results for the year, with the S&P 500 Index down more than 22% and the tech-heavy NASDAQ Composite down over 30%. The financial markets were buffeted by rapidly changing and sometimes contradictory economic indicators toward the latter half of the year, including a downward shift in the consumer confidence index, a larger-then-expected cut in the Federal Funds rate and the departures of the U.S. Treasury Secretary and SEC Chairman.

The  Fund  underperformed  due  to  unfavorable  security  selection in the U.S.
large-cap equity portion of the portfolio. Our positioning in the industrial cyclical, telecommunications and media sectors hindered performance, negating positive contributions from our individual stock picks within the semiconductor, network technology and utilities sectors.

In the fixed-income portion of the portfolio, we strategically positioned the portfolio's duration and yield curve, which contributed to performance. The Fund's allocation to public mortgages, commercial mortgage-backed securities and other mortgage-related products also helped performance. An overweight position in corporate bonds, relative to the Lehman Brothers Aggregate Bond Index, as well as an underweight in U.S. Treasuries and agency securities, hurt performance.

On a stock specific level, overweight positions in Tyco, Sprint PCS, and Cigna detracted most from performance, while overweight positions in Ambac and Tribune Corp., coupled with an underweight position in WorldCom, contributed most positively to performance.

DESCRIBE  THE  FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD.

At the end of the reporting period, our top equity positions were Microsoft, Citigroup, General Electric, Exxon Mobil and Wal Mart Stores. Additionally, our major purchases during the period were Pharmacia, General Electric, FleetBoston, Proctor & Gamble and Microsoft. The portfolio's major sales during the year were Safeway, Wyeth, Schering-Plough, Altria and FNMA.

WHAT  IS  THE  OUTLOOK?

Ample reasons exist for optimism about 2003. Companies have, in large part, strengthened their balance sheets, cut costs to the bone and reduced what had been a mountainous inventory backlog. The Federal Reserve has in place a very accommodative monetary policy that should help companies better manage their debt, and help consumers buy homes and other big-ticket items.

In addition, a major fiscal stimulus proposal is presently before Congress that, if passed as expected, should inject considerable liquidity into the economy and equity markets as the year progresses. Stock prices, while not cheap on a valuation basis, are far less expensive than they were a few years ago.

In all, it appears increasingly likely that the U.S. economy will begin to grow more strongly in 2003, leading to what is hoped will be the first positive year in four for U.S. equities. This said, the risk remains that geopolitical wild cards-war with Iraq, friction with North Korea, a possible major terrorist attack-could delay the economic recovery.

For fixed income, we look for interest rates to edge higher by the second half of the year. In this rising interest rate environment, we expect higher-rated and lower-yielding credits to underperform.

We will continue to manage the equity portion of the portfolio by emphasizing the selection of undervalued securities, relative to their long-term prospects within a sector neutral framework.

Regarding fixed-income, we hope to add value by continuing to manage a diversified portfolio of high-quality investments in both traditional and extended markets.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P. MORGAN GVIT BALANCED FUND (CLASS I SHARES), THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX1,2,3


Fund Inception/   GVIT Fund Growth of $10,000  Benchmarks' Growth of $10,000

Previous 10 Yrs.   J.P. MORGAN GVIT BALANCED      LB AGGREGATE BOND INDEX     S&P 500 INDEX
-------------------------------------------------------------------------------------------
10/3/1997. . . .                       10,000                         10,000         10,000
12/31/1997 . . .                       10,146                         10,147         10,643
12/31/1998 . . .                       10,965                         11,028         13,685
12/31/1999 . . .                       11,060                         10,936         16,565
12/31/2000 . . .                       11,021                         12,208         15,057
12/31/2001 . . .                       10,616                         13,236         13,267
12/31/2002 . . .                        9,309                         14,596         10,335

--------------------------------------------------------------------------------

MANAGEMENT

J.P.  MORGAN  GVIT  BALANCED  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR   5 YEARS   LIFE4
--------------------------------------------
Class I shares .  -12.31%%    -1.71%  -1.38%
Class IV shares5  -12.31%%    -1.71%  -1.38%

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares  as  of  May  1,  2001
2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.
3    The  performance  shown  includes performance for a period (prior to May 1,
     2000)  when  the  Fund's  previous  subadviser  managed  the  Fund.
4 The J.P. Morgan GVIT Balanced Fund commenced operations October 31, 1997. 5 These returns through December 31, 2002 are based on the performance of the
     Class I shares of the Fund which was achieved prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares will invest in the same portfolio of securities as Class I shares and have the same expenses before any fee waivers or reimbursements.

Past  performance  is  not  predictive  of  future  performance.

TURNER  GVIT  GROWTH  FOCUS  FUND

HOW  DID  THE  FUND  PERFORM?

For  the annual period ended December 31, 2002, the Fund returned -42.86% (Class
I)  versus  -27.89%  for  the  Russell  1000  Growth  Index,  its  benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

With investor sentiment already distinctly negative, several factors served to further weaken a shaky market in 2002. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance, and uncertainty about terrorism threats and the conflict in the Middle East.

Signs of an economic recovery fueled by bargain-hunting investors and the Federal Reserve Board's aggressive half-point cut in short-term interest rates during the fourth quarter quickly became a severe setback in December, as investors grew concerned about the prospects of war and a slow start to the holiday season. The Fund's holdings were particularly hard hit throughout 2002 because of their aggressive growth orientation.

DESCRIBE  THE  FUND'S TOP HOLDINGS AND THE MAJOR TRANSACTIONS DURING THE PERIOD?

The Fund's top holdings included Citigroup, Inc., the leading financial services provider with an expanding global presence; MBNA Corp., the dominant credit card provider, whose shares may be sold if consumer spending weakens; Taiwan Semiconductor Manufacturing Co. Ltd., the semiconductor equipment manufacturer that recently upgraded its facilities to save costs and increase output; Amgen Inc., the biotechnology company, whose new arthritis drug, Embrel, may spark strong growth; and SAP, the leading provider of enterprise resource planning software.

Our focus on both short- and long-term catalysts results in an active trading strategy for this Fund, despite concentrating on just a few securities (20-30 holdings). Because there are many transactions during the period, we believe it is difficult to identify any significant transactions.

HOW  IS  THE  FUND  POSITIONED?

In our judgment, the stock market is poised to gradually improve in 2003 in response to a strengthening economy and better corporate returns. However, geopolitical concerns may linger throughout the year if fears of war with Iraq, domestic terrorism and concerns and issues about North Korea are not resolved quickly. These factors might dampen investor enthusiasm and prolong a market recovery into the latter half of 2003.

As always, we remain true to our investment process. Although we cannot predict economic outcomes, the Fund is emphasizing stocks of companies whose earnings have tended to improve early in an economic recovery.

--------------------------------------------------------------------------------

MANAGEMENT

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE TURNER GVIT GROWTH FOCUS FUND AND THE RUSSELL 1000 GROWTH INDEX1,2

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000

Previous 10 Yrs.   TURNER GVIT GROWTH FOCUS     RUSSELL 1000 GROWTH INDEX
--------------------------------------------------------------------------
6/30/2000. . . .                       10,000                       10,000
12/31/2000 . . .                        5,970                        7,442
12/31/2001 . . .                        3,640                        5,923
12/31/2002 . . .                        2,080                        4,271

TURNER  GVIT  GROWTH  FOCUS  FUND
Aggregate  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR    LIFE3
-----------------------------------
Class I shares. .  -42.86%  -46.58%
Class II shares4.  -43.00%  -46.72%
Class III shares4  -42.31%  -46.38%

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares  as  of  May  1,  2001.
2 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index, with higher price-to-book ratios and lower forecasted growth values. Unlike mutual funds, the Russell 1000 Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 The Turner GVIT Growth Focus Fund commenced operations June 30, 2000. 4 These returns through December 31, 2002 for Class II shares and through May
     2, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares- Short Term Trading Fees" on page 46 for more information.

Past  performance  is  not  predictive  of  future  performance.

VAN  KAMPEN  GVIT  MULTI-SECTOR  BOND  FUND

HOW  DID  THE  FUND  PERFORM?

For the annual period ended December 31, 2002, the Fund outperformed its benchmark, returning 7.21% (Class I) versus 10.25% for the Lehman Brothers Aggregate Bond Index.

WHAT  MACROECONOMIC  FACTORS  INFLUENCED  PERFORMANCE?

The U.S. economic recovery, robust in the first quarter of 2002, faltered during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks and geopolitical tensions. In particular, mixed economic data fueled concerns about the timing of the economic recovery.

The Federal Reserve Board left interest rates unchanged until November, when it lowered the federal funds rate by half a percent - a larger-than-expected decrease-and adopted a neutral bias in line with the interest rates of the benchmark. The market remained extremely volatile, and risk persisted in both the investment-grade and high-yield sectors.

For most of the year, we held a long-duration position (more sensitive to interest-rate changes) versus the benchmark, but by year-end we had moved to a neutral position in line with the duration of the benchmark. To moderate exposure to company-specific risk, we diversified Fund holdings in investment-grade corporate and high-yield bonds. We reduced the allocation to high-yield bonds and made selective investments in emerging markets debt. We trimmed overweight holdings (relative to the benchmark) in commercial mortgage-backed securities on signs of declining liquidity, but then increased them again later in the year. We maintained an overweight to asset-backed securities.

WHAT  PORTFOLIO  ATTRIBUTES  AFFECTED  PERFORMANCE?

The Fund's underweight position in Treasuries and agencies helped performance, because those markets sold off late in the year. The Fund's diversified positioning and particularly, its investment-grade corporate bonds performed well during the fourth-quarter credit market rally. Residential mortgage positions also added to performance.

The Fund's positions in asset-backed and commercial mortgage-backed securities detracted slightly from performance. Although the allocations to high-yield and emerging markets debt helped early in the year, they significantly detracted during May and June. The Fund's investment in high-quality securities benefitted the Fund later in 2002 when holdings in those sectors contributed modestly to performance.

--------------------------------------------------------------------------------

MANAGEMENT

HOW  IS  THE  FUND  POSITIONED?

We expect the economy to grow at about 3% in 2003, notwithstanding the geopolitical risks. In the first half of the year, interest rates should remain low, but they could edge higher in the second half.

We plan to maintain the Fund's positions in investment-grade corporate bonds and high-yield debt as economic fundamentals improve and balance sheets strengthen. We also expect to hold modest overweights in asset-backed, residential and commercial mortgage-backed securities. Security selection will continue to be based on bottom-up analysis on a name-by-name basis.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN KAMPEN GVIT MULTI SECTOR BOND FUND (CLASS I SHARES) AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX1,2,3

Fund Inception/   GVIT Fund Growth of $10,000  Benchmark Growth of $10,000

                                VAN KAMPEN
Previous 10 Yrs.         GVIT MULTI SECTOR BOND     LB AGGREGATE BOND INDEX
---------------------------------------------------------------------------
10/31/1997 . . .                       10,000                       10,000
12/31/1997 . . .                       10,104                       10,147
12/31/1998 . . .                       10,367                       11,028
12/31/1999 . . .                       10,528                       10,936
12/31/2000 . . .                       11,123                       12,208
12/31/2001 . . .                       11,589                       13,236
12/31/2002 . . .                       12,425                       14,596

VAN  KAMPEN  GVIT  MULTI  SECTOR  BOND  FUND
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 YEAR   5 YEARS   LIFE4
-------------------------------------------
Class I shares      7.21%    4.22%    4.29%
Class III shares5   7.21%    4.22%    4.29%

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund. On April 28, 2003, Morgan Stanley Investment Management Inc. took over from its affiliate, Morgan Stanley Investments L.P., as the Fund's subadviser.
4 The Van Kampen GVIT Multi Sector Bond Fund commenced operations October 31, 1997.
5 These returns through December 31, 2002 are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares will invest in the same portfolio of securities as Class I shares and have the same expenses. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 46 for more information.

Past  performance  is  not  predictive  of  future  performance.

INVESTMENT  MANAGEMENT

INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each of the Funds. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. GMF was organized in 1999 and manages mutual funds. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion is managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by each of the Funds other than the Turner GVIT Growth Focus Fund for the fiscal year ended December 31, 2002-expressed as a percentage of each Fund's average daily net assets-was as follows:

FUND                                     FEE
----------------------------------------------
Dreyfus GVIT Mid Cap Index Fund . . .    0.50%
Comstock GVIT Value Fund. . . . . . .    0.80%
J.P. Morgan GVIT Balanced Fund. . . .    0.73%
MAS GVIT Multi Sector Bond Fund . . .    0.75%
Federated GVIT High Income Bond Fund.    0.70%
GVIT Equity 500 Index Fund. . . . . .   0.24%*
Dreyfus GVIT International Value Fund   0.75%*

* Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund and the Market Street International Portfolio was reorganzied into the Dreyfus GVIT International Value Fund, both of which were shell funds having no previous operations, as of April 28, 2003, the management fees shown here were paid by the predecessor portfolios for the fiscal year ended December 31, 2002.

--------------------------------------------------------------------------------

MANAGEMENT

The Turner GVIT Growth Focus Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                            MINIMUM   BASE   MAXIMUM
NET ASSETS                    FEE      FEE     FEE
----------------------------------------------------
up to $500 million. . . .     0.68%  0.90%     1.12%
500 million - $2 billion      0.62%  0.80%     0.98%
2 billion +. . . . . . .      0.59%  0.75%     0.91%

The Turner Growth Focus Fund paid a total management fee for the fiscal year ended December 31, 2002 of 0.80%.

MULTI-MANAGER  STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadvis-er with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF  provides  the  following  oversight  and  evaluation services to the Funds:

-    performing  initial  due diligence on prospective subadvisers for the Funds
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    communicating  performance  expectations and evaluations to the subadvisers
- ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated. GMF does not expect to recommend frequent changes of subadvisers.

GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

SUBADVISORY  FEE  STRUCTURE

COMSTOCK VALUE FUND: Out of its management fee, GMF pays VKAM an annual subadvisory fee, based on the Fund's daily net assets, as follows:

FEE                           NET ASSETS
--------------------1--------------------
0.35%                  up to $50 million
0.30%          50 million - $250 million
0.25%         250 million - $500 million
0.20%               500 million and more

For the fiscal year ended December 31, 2002 GMF paid the Fund's previous subadviser, Federated Investment Counseling, and VKAM a combined annual subadvisory fee, based on the Fund's daily net assets, of 0.37%.

DREYFUS GVIT INTERNATIONAL VALUE FUND: Out of its management fee, GMF pays Dreyfus an annual subadvisory fee, based on the Fund's daily net assets, as follows:

FEE                           NET ASSETS
----------------------------------------
0.035%             500 million and below
0.03%                 above $500 million

For the fiscal year ended December 31, 2002, the Fund's predecessor paid the Boston Company an annual subsidiary fee, based on daily net assets of 0.035%.

DREYFUS GVIT MID CAP INDEX FUND: Out of its management fee, GMF paid The Dreyfus Corporation an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.10%.

FEDERATED  GVIT  HIGH  INCOME  BOND  FUND:  Out  of its management fee, GMF paid
Federated Investment Counseling an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.30%.

GVIT EQUITY 500 INDEX FUND: Out of its management fee, GMF pays SSgA an annual subsidiary fee, based on the Fund's daily net assets, as follows:

FEE                           NET ASSETS
----------------------------------------
0.25%              200 million and below
0.02%   over $200 million - $700 million
0.015%                above $700 million

--------------------------------------------------------------------------------

MANAGEMENT

For the fiscal year ended December 31, 2002, the Fund's predecessor paid SSgA an annual subsidiary fee, based on daily net assets of 0.185%.

J.P. MORGAN GVIT BALANCED FUND: Out of its management fee, GMF paid J.P. Morgan Investment Management, Inc. an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.33%.

TURNER GVIT GROWTH FOCUS FUND: Turner Investment Partners, Inc. (Turner) is the subadviser of the Fund. For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted upward or downward if the Fund out- or under-performs its benchmark, the Russell 1000 Growth Index, over a 36 month period. No adjustment will take place if the under- or over-performance is less than 12% and the subadviser will receive the base fee listed below. The SAI contains more detailed information about any possible performance-based adjustments. The subadvisory fee is payable annually and is based on the Fund's average daily net assets and included breakpoints so fees decrease as assets increase:

                           MINIMUM   BASE   MAXIMUM
NET ASSETS                   FEE      FEE     FEE
---------------------------------------------------
up to $500 million . . .     0.33%  0.55%     0.77%
500 million -$2 billion      0.27%  0.45%     0.63%
2 billion and more. . .      0.24%  0.40%     0.56%

Out of its management fee, GMF paid Turner an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's daily net assets, of 0.49%.

VAN KAMPEN GVIT MULTI SECTOR BOND FUND: Out of its management fee, GMF paid Morgan Stanley Investments LP, its previous sub-adviser and an affiliate of its current subadviser, an annual subadviso-ry fee for the fiscal year ended
December  31,  2002,  based  on  the  Fund's  daily  net  assets,  of  0.30%.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund and the Dreyfus GVIT International Value Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2002, Dreyfus managed or administered approximately $170 billion in assets. An affiliate of Dreyfus, The Boston Company, was the subadviser to the Fund's predecessor prior to its reorganization into the Fund.

MID CAP INDEX FUND PORTFOLIO MANAGER: Steven A. Falci has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity, an affiliate of Dreyfus, since 1994. He had previously been Managing Director-Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Mr. Falci is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

INTERNATIONAL VALUE FUND PORTFOLIO MANAGER: D. Kirk Henry is the manager for the Dreyfus GVIT International Value Fund. He serves as a dual employee of Dreyfus and The Boston Company Asset Management LLC (" TBC"), an affiliate of Dreyfus. Mr. Henry, Senior Vice President of TBC and Co-Director of the International Equities of TBC, served as the co-manager of the Fund's predecessor from 1991 until April 28, 2003 when it was reorganized into the Fund. He has over 20 years experience in investment management.

FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 2002, Federated had approximately $195 billion in assets under management, representing the assets of other mutual funds and private accounts.

HIGH INCOME BOND FUND PORTFOLIO MANAGER: Mark E. Durbiano and Nathan H. Kehm are primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund's portfolio. Mr. Durbiano joined Federated Investors, Inc. in 1982, has been a Senior Vice President of a subsidiary of the subadviser since 1996 and has managed the Fund since its inception. Mr. Kehm joined Federated Investors, Inc. in December 1997 as an Investment Analyst, and was promoted to Assistant Vice President and Senior Investment Analyst in January 1999 and to Vice President in January 2001. He became a portfolio manager of the Fund on April 28, 2003.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subad-viser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of March 31, 2003, the subadviser and its affiliates had approximately $515 billion in assets under management.

--------------------------------------------------------------------------------

MANAGEMENT

BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Anne Lester, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr.
Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Lester joined J.P. Morgan's Milan office in 1992 where she was a fixed income and currency trader and portfolio manager. She subsequently worked in the Product Development Group and is currently a portfolio manager in the Asset Allocation Services Group.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subadviser for the Van Kampen GVIT Multi Sector Bond Fund. MSIM is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MSIM does business in certain instances, including with respect to the Fund, using the name Van Kampen. MSIM is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (Morgan Stanley) and is part of Morgan Stanley Investment Management (MS Investment Management). MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 2003, together with its affiliated asset management companies, MSIM had in excess of $361.2 billion in assets under management with approximately $140 billion in institutional assets. Prior to April 28, 2003, Morgan Stanley Investments LP, an affiliate of MSIM, was subadviser to the Fund.

MULTI SECTOR BOND FUND PORTFOLIO MANAGERS: The Van Kampen Multi Sector Bond Fund is managed by MSIM's Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Stephen F. Esser, Gordon W. Loery, Abigail McKenna, Paul F. O'Brien and Roberto M. Sella. Mr. Armstrong is a Managing Director of MSIM, joining the firm in 1998. He has been a member of the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998. Mr. Esser is a Managing Director with MSIM. He joined MSIM in 1988 and has over nineteen years of experience in investment management. Mr. Loery is also an Executive Director with MSIM and has been with Morgan Stanley since 1990. He has over twenty years experience in investment management. Ms. McKenna is a Managing Director with MSIM. She joined MSIM in 1996 and has over sixteen years experience in investment management. Mr. O' Brien is also an Executive Director with MSIM. He joined MSIM in 1996 and has over twenty years experience in investment management. Mr. Sella is a Managing Director of MSIM, joining the firm in 1992. He has been a member of the management team for the Morgan Stanley Institutional Fund trust (formerly MAS Funds) mutual funds Fixed Income Portfolio since 1998.

SSGA FUNDS MANAGEMENT INC. ("SSGA") has been engaged to manage the investments of the GVIT Equity 500 Index Fund's assets. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. SSgA had assets under management of approximately $64.5 billion as of March 31, 2003. SSgA is located at One International Place, Boston, MA 02110.

EQUITY 500 FUND PORTFOLIO MANAGER: Anne B. Eisenberg manages the GVIT Equity 500 Index Fund. Ms. Eisenberg is a Principal of SSgA and a Senior Portfolio Manager within the Global Structured Products Group. She joined State Street Global Advisers in 1982 and has over sixteen years of experience managing index funds. In addition, she acts as the Transition Management liaison between the Global Structures Products Group and State Street Brokerage Services, Inc.

TURNER INVESTMENT PARTNERS, INC. (TURNER), 1235 West Lakes Drive, Berwyn PA 19312-2414, an SEC-registered investment adviser, serves as the subadviser to the Turner GVIT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to other investment companies, as well as other separate investment portfolios. As of December 31, 2002, Turner had approximately $8 billion in assets under management.

GROWTH FOCUS FUND PORTFOLIO MANAGERS: The Turner GVIT Growth Focus Fund is co-managed by Robert E. Turner, Christopher K. McHugh and William C. McVail.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, joined Turner in 1990 and has over 19 years of investment experience. Christopher K. McHugh also joined Turner in 1990. Mr. McHugh is a Senior Portfolio Manager/Security Analyst and has over 14 years of investment experience. William C. McVail, CFA is a Senior Portfolio Manager/Security Analyst and has over 13 years of investment experience. Prior to joining Turner in 1998, Mr. McVail was a portfolio manager at PNC Equity Advisers.

VAN KAMPEN ASSET MANAGEMENT, INC. (VKAM), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (Van Kampen). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

--------------------------------------------------------------------------------

MANAGEMENT

COMSTOCK GVIT VALUE FUND PORTFOLIO MANAGERS: The Comstock GVIT Value Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder, an Executive Director of VKAM, also became a Vice President of VKAM in February 1999 and an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

Mr. Holt, an Executive Director of VKAM, first became a Vice President of VKAM in August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.

--------------------------------------------------------------------------------

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUNDS

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the Comstock GVIT Value, J.P. Morgan GVIT Balanced, GVIT Equity 500 Index and Dreyfus GVIT International Value Funds will be sold to separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and
- Nationwide Life and Annuity Company of America (formerly Provident-mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares  of  the  Funds  are  not  sold  to  individual  investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the Comstock GVIT Value, J.P. Morgan GVIT Balanced, GVIT Equity 500 Index and Dreyfus GVIT International Value Funds will be sold to separate accounts of NLICA and NLACA. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The  distributor  for  the  Funds  is  Gartmore  Distribution  Services,  Inc.

PURCHASE  PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  determine  NAV  on  the  following  days:

-    New  Year's  Day
-    Martin  Luther  King  Jr.  Day
-    Presidents'  Day
-    Good  Friday
-    Memorial  Day
-    Independence  Day
-    Labor  Day
-    Thanksgiving  Day
-    Christmas  Day
-    other  days  when  the  New  York  Stock  Exchange  is  not  open.

A  Fund  reserves  the  right  not  to  determine  NAV  when:

-    It  Fund has not received any orders to purchase, sell, or exchange shares;
     or
-    Changes  in  the  value  of  the  Fund's  portfolio  do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

--------------------------------------------------------------------------------

BUYING  AND  SELLING  FUND  SHARES

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS  ON  SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay or refuse any exchange, transfer or redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM  TRADING  FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, some of the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalanc-ing and dollar cost averaging;
2. Variable insurance contract withdrawals or loans, including required minimum distributions; and
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the following Funds to compensate the distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services: Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT Mid Cap Index Fund, GVIT Equity 500 Index Fund, and Turner GVIT Growth Focus Fund. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

DISTRIBUTIONS  AND  TAXES

DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of December 31, 3002. For the GVIT Equity 500 Index Fund and Dreyfus GVIT International Value Fund, the Financial
Highlights  shown  is  for  its  predecessor  fund.

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements. is included in the annual report, which is available upon request.

                                                              COMSTOCK GVIT VALUE FUND
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS  I  SHARES
------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $       10.38   $       11.99   $       13.53   $       11.47   $       10.16
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income. . . . . . .           0.12            0.15            0.12            0.05            0.10
Net realized and unrealized gains
on investments . . . . . . . . . .          (2.72)          (1.61)          (1.54)           2.06            1.44
------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .          (2.60)          (1.46)          (1.42)           2.11            1.54
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.12)          (0.15)          (0.12)          (0.04)          (0.10)
Net realized gains . . . . . . . .              -               -               -           (0.01)          (0.13)
------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.12)          (0.15)          (0.12)          (0.05)          (0.23)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . .  $        7.66   $       10.38   $       11.99   $       13.53   $       11.47
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .        (25.14%)        (12.15%)        (10.62%)          18.49%          15.13%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000) . . . . . . . . . . . . . .  $       39,424   $      52,848   $      55,951   $      29,189   $      14,194
Ratio of expenses to average
 net assets. . . . . . . . . . . .           1.11%           0.95%           0.95%           0.95%           0.95%
Ratio of net investment income
 to average net assets . . . . . .           1.30%           1.41%           0.96%           0.43%           1.11%
Ratio of expenses (prior to
reimbursements) to average
net assets*. . . . . . . . . . . .           1.11%           1.09%           1.11%           1.09%           1.15%
Ratio of net investment income
(prior to reimbursements)
to average net assets* . . . . . .           1.30%           1.27%           0.80%           0.29%           0.91%
Portfolio turnover . . . . . . . .         245.24%         127.03%          72.32%          45.16%          49.12%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated. (a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                       DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND*
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS  IV  SHARES
------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $       11.20   $       14.14   $       16.68   $       13.85   $       13.61
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) . . .           0.18            0.12            0.17            0.19            0.15
Net realized and unrealized gains
(losses) on investments . . . . .           (1.41)          (1.67)          (0.61)           3.61            1.14
------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .          (1.23)           1.55           (0.44)           3.80            1.29
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.12)          (0.17)          (0.19)          (0.16)          (0.10)
Net realized gains . . . . . . . .              -           (1.22)          (1.91)          (0.81)          (0.95)
------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.12)          (1.39)          (2.10)          (0.97)          (1.05)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD . . . . . . . . . .   $        9.85   $       11.20   $       14.14   $       16.68   $        13.85
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .        (11.10%)        (12.20%)         (2.75%)          29.33%          10.13%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end
of period (000). . . . . . . . . .   $      59,335   $      68,746   $      78,501   $      88,796   $      71,363
Ratio of expenses to
average net assets . . . . . . . .           1.00%           1.08%           0.95%           0.98%           1.00%
Ratio of net investment income
(loss) to average net assets . . .           1.63%           1.04%           1.33%           1.32%           1.18%
Portfolio turnover . . . . . . . .          35.00%          36.00%          37.00%          41.00%          37.00%
------------------------------------------------------------------------------------------------------------------

* Because the Market Street International Portfolio was reorganized into the Dreyfus GVIT International Value Fund as of April 28, 2003, the financial highlights for the Dreyfus GVIT International Value Fund are those of its predecessor portfolio for the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                             DREYFUS  GVIT  MID  CAP  INDEX  FUND
                                                          CLASS  I  SHARES                                       CLASS  II  SHARES
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998          2002 (B)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $       13.17   $       13.55   $       12.32   $       10.92   $        9.94   $       13.64
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) . . .           0.04            0.07            0.07            0.05            0.09            0.02
Net realized and unrealized gains
(losses) on investments. . . . . .          (2.05)          (0.25)           1.79            2.21            0.98           (2.53)
----------------------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .          (2.01)          (0.18)           1.86            2.26            1.07           (2.51)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.04)          (0.07)          (0.09)          (0.03)          (0.08)          (0.03)
Net realized gains . . . . . . . .          (0.10)          (0.13)          (0.54)          (0.83)              -           (0.10)
Tax return of capital. . . . . . .              -               -               -               -           (0.01)              -
----------------------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.14)          (0.20)          (0.63)          (0.86)          (0.09)          (0.13)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . .  $       11.02   $       13.17   $       13.55   $       12.32   $       10.92   $       11.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .        (15.30%)         (1.30%)          15.21%          20.92%          10.81%     (18.44%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000) . . . . . . . . . . . . . .  $     285,970   $     257,623   $     145,350   $      20,259   $      10,849   $       1,232
Ratio of expenses to
average net assets . . . . . . . .           0.74%           0.65%           0.65%           1.03%           1.20%       0.96% (d)
Ratio of net investment
Income (loss) to
average net assets . . . . . . . .           0.37%            .53%           0.68%           0.56%           0.79%       0.25% (d)
Ratio of expenses
(prior to reimbursements)
to average net assets* . . . . . .           0.75%           0.78%           0.90%           1.74%           1.54%             (e)
Ratio of net investment income
(loss) (prior to reimbursements)
to average net assets* . . . . . .           0.36%           0.40%           0.43%         (0.15%)           0.45%             (e)
Portfolio turnover (f) . . . . . .          27.32%          28.43%          83.45%         275.04%         119.37%          27.32%
----------------------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(c)  Not  annualized.
(d)  Annualized.
(e)  There  were  no  fee  reductions  during  the  period.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                       FEDERATED  GVIT  HIGH  INCOME  BOND  FUND
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS  I  SHARES
------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $        7.44   $        7.89   $        9.52   $       10.04   $       10.12
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income. . . . . . .           0.61            0.76            0.89            0.83            0.66
Net realized and unrealized gains
(losses) on investments . . . . .           (0.38)          (0.45)          (1.62)           0.52)          (0.08)
------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .           0.23            0.31           (0.73)           0.31            0.58
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.61)          (0.76)          (0.89)          (0.83)          (0.66)
Tax return of capital. . . . . . .              -               -           (0.01)              -               -
------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.61)          (0.76)          (0.90)          (0.83)          (0.66)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . .  $        7.06   $        7.44   $        7.89   $        9.52   $       10.04
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .           3.23%           4.22%         (8.28%)           3.19%           5.80%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
(000). . . . . . . . . . . . . . .  $     162,733   $     114,022   $      78,631   $      64,754   $      36,630
Ratio of expenses to
average net assets . . . . . . . .           0.97%           0.95%           0.95%           0.95%           0.95%
Ratio of net investment income
to average net assets. . . . . . .           8.82%           9.96%          10.44%           8.81%           7.88%
Ratio of expenses
(prior to reimbursements)
to average net assets*. . . . . .            0.97%           1.03%           1.12%           1.15%           1.12%
Ratio of net investment income
(prior to reimbursements) to
average net assets*. . . . . . . .           8.82%           9.88%          10.27%           8.61%           7.71%
Portfolio turnover . . . . . . . .          30.59%          31.64%          18.12%          22.04%          24.25%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                             GVIT EQUITY 500 INDEX FUND*
--------------------------------------------------------------------------------------------------
                                                                  CLASS IV SHARES
--------------------------------------------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2002            2001          2000 (A)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD . . . . . . . . . . . . . . .   $        8.12   $        9.36   $       10.00
--------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) . . . . . . . . . . .           0.10            0.09            0.09
Net realized and unrealized gains
(losses) on investments. . . . . . . . . . . . . .          (1.89)          (1.22)          (0.73)
--------------------------------------------------------------------------------------------------
Total investment activities. . . . . . . . . . . .          (1.79)          (1.13)          (0.64)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . . . . . . . . . .          (0.09)          (0.09)              -
Net realized gains . . . . . . . . . . . . . . . .              -           (0.02)              -
--------------------------------------------------------------------------------------------------
Total distributions. . . . . . . . . . . . . . . .          (0.09)          (0.11)              -
--------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . . . . . . . . . .  $        6.24   $        8.12   $        9.36
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . . . . . . . . . .        (22.31%)        (12.24%)      (6.40%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000) . . . . . . . .        235,961         324,915         366,338
Ratio of expenses to average net assets. . . . . .           0.28%           0.28%       0.28% (c)
Ratio of net investment income (loss)
to average net assets. . . . . . . . . . . . . . .           1.32%           1.06%       0.99% (c)
Ratio of expenses (prior to reimbursements)
to average net assets**. . . . . . . . . . . . . .           0.50%           0.53%       0.40% (c)
Ratio of net investment income (loss)
(prior to reimbursements) to average net assets**.           1.10%           0.81%       0.87% (c)
Portfolio turnover (g) . . . . . . . . . . . . . .          19.00%           6.00%           5.00%
--------------------------------------------------------------------------------------------------

* Because the Market Street Equity 500 Index Portfolio was reorganized into the GVIT Equity 500 Index Fund as of April 28, 2003, the financial highlights for the GVIT Equity 500 Index Fund are those of its predecessor portfolio for the fiscal years ended December 31, 2002, 2001, and the period ended December 31, 2000.
** During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from February 7, 2000 (commencement of operations) through December 31, 2000.
(b)  Not  annualized.
(c)  Annualized.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                         J.P.  MORGAN  GVIT  BALANCED  FUND
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS  I  SHARES
------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $        9.40   $       10.00   $       10.31   $       10.58   $       10.10
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income. . . . . . .           0.19            0.22            0.28            0.37            0.30
Net realized and unrealized gains
(losses) on investments. . . . . .          (1.34)           0.60)          (0.30)          (0.28)           0.51
------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .          (1.15)          (0.38)          (0.02)           0.09            0.81
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.19)          (0.22)          (0.29)          (0.36)          (0.30)
Net realized gains . . . . . . . .              -               -               -               -           (0.03)
------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.19)          (0.22)          (0.29)          (0.36)          (0.33)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . .  $        8.06   $        9.40   $       10.00   $       10.31   $       10.58
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .        (12.31%)         (3.77%)         (0.35%)           0.87%           8.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
(000). . . . . . . . . . . . . . .  $     147,289   $     149,875   $     112,577          78,157   $      40,885
Ratio of expenses to
average net assets . . . . . . . .           0.99%           0.90%           0.90%           0.90%           0.90%
Ratio of net investment income
to average net assets. . . . . . .           2.22%           2.34%           2.86%           3.68%           3.81%
Ratio of expenses
(prior to reimbursements)
to average net assets* . . . . . .           1.00%           1.03%           1.07%           1.00%           0.96%
Ratio of net investment income
(prior to reimbursements)
to average net assets* . . . . . .           2.21%           2.21%           2.69%           3.58%           3.75%
Portfolio turnover . . . . . . . .         297.08%         181.89%         252.43%         103.69%         137.35%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                 TURNER  GVIT  GROWTH  FOCUS  FUND
----------------------------------------------------------------------------------------------------
                                                  CLASS  I  SHARES                CLASS  III  SHARES
----------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)        2000 (B)        2002 (C)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $        3.64   $        5.97   $       10.00   $        2.73
----------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) . . .          (0.04)          (0.02)          (0.01)          (0.01)
Redemption fees. . . . . . . . . .           0.01               -               -            0.01
Net realized and unrealized gains
(losses) on investments. . . . . .          (1.53)          (2.31)          (4.02)          (0.63)
----------------------------------------------------------------------------------------------------
Total investment activities. . . .          (1.56)          (2.33)          (4.03)          (0.63)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . .  $        2.08   $        3.64   $        5.97   $        2.10
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .        (42.86%)        (39.03%)     (40.30%)(d)     (23.08%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
(000). . . . . . . . . . . . . . .  $       3,891   $      13,044   $       5,530   $       2,482
Ratio of expenses to
average net assets . . . . . . . .           1.06%           1.33%       1.35% (e)       1.13% (e)
Ratio of net investment income
(loss) to average net assets . . .         (0.64%)         (0.77%)     (0.55%) (e)      (0.58%)(e)
Ratio of expenses
(prior to reimbursements)
to average net assets* . . . . . .           1.06%           1.97%       5.03% (e)             (f)
Ratio of net investment income|
(loss) (prior to reimbursements)
to average net assets*

                                           (0.64%)         (1.41%)      (4.23%)(e)             (f)
Portfolio turnover (g) . . . . . .         906.43%        1256.23%         867.40%         906.43%
----------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(c) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.
(d)  Not  annualized.
(e)  Annualized.
(f)  There  were  no  fee  reductions  during  the  period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

                                                    VAN  KAMPEN  GVIT  MULTI  SECTOR  BOND  FUND
------------------------------------------------------------------------------------------------------------------
                                                                   CLASS  I  SHARES
------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2002          2001 (A)          2000            1999            1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . .  $        9.14   $        9.28   $        9.37   $        9.82   $       10.05
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income. . . . . . .           0.42            0.54            0.61            0.61            0.48
Net realized and unrealized gains
(losses) on investments. . . . . .           0.22           (0.16)          (0.10)          (0.47)          (0.22)
------------------------------------------------------------------------------------------------------------------
Total investment activities. . . .           0.64            0.38            0.51            0.14            0.26
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income. . . . . . .          (0.50)          (0.52)          (0.60)          (0.59)          (0.47)
Net realized gains . . . . . . . .              -               -               -               -           (0.01)
Tax return of capital. . . . . . .              -               -               -               -           (0.01)
------------------------------------------------------------------------------------------------------------------
Total distributions. . . . . . . .          (0.50)          (0.52)          (0.60)          (0.59)          (0.49)
NET ASSET VALUE -
------------------------------------------------------------------------------------------------------------------
END OF PERIOD. . . . . . . . . . .  $        9.28   $        9.14   $        9.28   $        9.37   $        9.82
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Return . . . . . . . . . . .           7.21%           4.19%           5.65%           1.56%           2.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
(000). . . . . . . . . . . . . . .  $     209,280   $     177,324   $     132,227   $      72,862   $      36,965
Ratio of expenses to
average net assets . . . . . . . .           1.01%           0.90%           0.90%           0.90%           0.90%
Ratio of net investment income
 to average net assets . . . . . .           4.61%           5.99%           7.07%           7.03%           6.42%

Ratio of expenses
(prior to reimbursements)
 to averagenet assets* . . . . . .           1.02%           1.04%           1.09%           1.02%           0.96%

Ratio of net investment income
(prior to reimbursements)
 to average net assets*. . . . . .           4.60%           5.85%           6.88%           6.91%           6.36%
Portfolio turnover . . . . . . . .         385.94%         340.77%         399.03%         242.89%         287.69%
------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

--------------------------------------------------------------------------------

                      [This Page Left Blank Intentionally]

--------------------------------------------------------------------------------

                      [This Page Left Blank Intentionally]

--------------------------------------------------------------------------------
                                       57


INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual  Report

-    Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION  FROM  THE  SECURITIES
AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213

FND-0017  05/03

Gartmore  Funds  P.O.  Box  182205
Columbus,  Ohio  43218-2205
WWW.GARTMOREFUNDS.COM

--------------------------------------------------------------------------------

                        Gartmore Variable Insurance Trust

                                   PROSPECTUS

                                  April28, 2003

                          - GVIT Small Cap Value Fund
                          - GVIT Small Company Fund
                          - GVIT Small Cap Growth Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.




TABLE OF CONTENTS







FUND SUMMARIES

GVIT SMALL CAP VALUE FUND . . . . . . . . . . . . . . . . . .           3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Additional Information on the Investment Strategies of the
Managers of the GVITSmall Cap Value Fund

GVIT SMALL COMPANY FUND . . . . . . . . . . . . . . . . . . .           7
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of Gartmore Mutual Fund Capital Trust
and the Subadvisers for the GVITSmall Company Fund

GVIT SMALL CAP GROWTH FUND. . . . . . . . . . . . . . . . . .          12
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Subadvisers of the GVITSmall Cap
Growth Fund

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . . . .          15
Temporary Investments
Principal Investments and Techniques
Principal Risks

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .          18
Management's Discussion of Fund Performance
Investment Management

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . . . .          24
Who Can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan
DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . .          26
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .          27

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . .  BACK COVER

FUND  SUMMARIES

This prospectus provides information about three funds, (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 15. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  THE  FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

Each Fund offers three classes of shares: Class I, Class II and Class III shares. GVIT Small Cap Value Fund and GVIT Small Company Fund also offer Class IV shares. The share classes have different expenses and are available for purchase through different variable insurance contracts. This prospectus provides information with respect to these classes. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 24.

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Manager Structure" for more information.

FUND  SUMMARIES  -  GVIT  SMALL  CAP  VALUE  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  GVIT  Small  Cap Value Fund's investment objective is capital appreciation.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

Gartmore Mutual Fund Capital Trust (GMF) and The Dreyfus Corporation (Dreyfus) which GMF has selected as a subad-viser to the Fund, each manage a portion of the Fund's portfolio on a day-to-day basis (collectively, GMF and Dreyfus are referred to as the "Managers"). Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index1, known as small-cap companies. The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3 million to $2.2 billion. Due to market fluctuations and the index's annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. The Fund may invest up to 20% of its total assets in equity securities of foreign companies.

The equity securities which the Fund holds are primarily common stocks although it may purchase other equity securities such as preferred stock and convertible securities. The Fund may also purchase real estate securities, including real estate investment trusts (REITs).

The Fund will invest in stocks of U.S. and foreign companies which one of the Managers believe qualify as "value" companies. These companies often have good earnings growth potential, and a Manager believes that the market has undervalued them. The Fund may also invest in stocks of special situation companies and turnarounds (companies that have experienced companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position fortheFund without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

significant business problems but which a Manager believes have favorable prospects for recovery). The Fund may also engage in securities lending in order to generate additional income for the Fund.

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund's investment adviser, initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected Dreyfus as subadviser for the Fund. Dreyfus and GMF each manage a portion of the Fund's investment portfolio. The subadviser has been chosen because it approaches investing in small cap securities in a different way from GMF and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a further description of the investment strategies used by GMF and Dreyfus see "Additional Information on the Investment Strategies of The Managers of the GVIT Small Cap Value Fund" on page 6.

A  Manager  typically  sells  a  security  if:

-     The  stock  hits  its  predetermined  valuation  target;
-     The  fundamental  picture  for  the  company  or  industry  deteriorates;
- There are more attractive alternatives available at better valuation levels;
-     The  stock  is  performing  poorly  relative  to  other  stocks;  and
-     The  company  begins  to  show  that  its  stock  valuation  is  too high.

In making decisions on whether to buy or sell a security, each Manager is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund, if the Manager believes that either the long or short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

1     The  Russell 2000  Index is a registered service mark of the Frank Russell
Company  which  does  not  sponsor  and  is  in no way affiliated with the Fund.

FUND  SUMMARIES  -  GVIT  SMALL  CAP  VALUE  FUND

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by each Manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

The Fund will overweight (or underweight) certain market sectors, which may cause the Fund's performance to be more (or less) sensitive to developments affecting those sectors.

PORTFOLIO TURNOVER RISK. EachManagermay engage in active and frequent trading of all or part of the securities held by the Fund if aManager believesthat doing so is in the best interest of the Fund. A higher portfolio turnover rate willresult in higher transaction costs for the Fund,and may increase the volatility ofthe Fund.

INITIAL PUBLIC OFFERINGS RISK. The Fund may purchase securities of initial public offerings ("IPO's"). The prices of securities purchased in IPO's can be very volatile. The effect of IPO's on the Fund's performance depends on a variety of factors, including the number of IPO's the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. As the Fund's asset base increases, IPO's often have a diminished effect on the Fund's performance.

REAL ESTATE SECURITIES RISK. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.
For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

FUND  SUMMARIES  -  GVIT  SMALL  CAP  VALUE  FUND

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

1998   -3.1%
1999   27.8%
2000   11.2%
2001   28.3%
2002  -27.2%





Best Quarter:.   29.4%  2nd Qtr. of 1999
Worst Quarter:  -26.3%  3rd Qtr. of 1998



AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:



                             ONE     FIVE      SINCE
                            YEAR    YEARS   INCEPTION 2
--------------------------------------------------------
Class I shares1 . . . . .  -27.16%   5.18%         4.69%
Class II shares3. . . . .  -27.24%   4.97%         4.47%
Class III shares3 . . . .  -27.04%   5.22%         4.72%
Class IV shares3. . . . .  -27.16%   5.18%         4.69%
Russell 2000 Value Index4  -11.43%   2.71%         3.51%


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2 The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, Dreyfus managed the Fund alone. From February 5, 2001 until the present, GMF and Dreyfus have managed the Fund together.
3    These  returns  through  May  6, 2002 for Class II, through May 3, 2003 for
     Class III shares and through December 31, 2002 for Class IV shares, are based on the performance of the Class I shares of the GVIT Small Cap Value Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund
     Shares-Short-term  Trading  Fees"  on  page  25  for  more  information.
4 The Russell 2000 Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.



                           CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------
Shareholder Fees1
(paid directly from your
investment)
Short-Term Trading Fee
(as a percentage of
amount redeemed)2 . . . .      N/A        N/A    1.00%         N/A
-------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted from
Fund assets)
Management Fees . . . . .     0.87%      0.87%   0.87%        0.87%
-------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees. . .     None       0.25%   None         None
-------------------------------------------------------------------
Other Expenses. . . . . .     0.24%      0.24%   0.24%        0.24%
TOTAL ANNUAL FUND
-------------------------------------------------------------------
OPERATING EXPENSES. . . .     1.11%      1.36%   1.11%        1.11%



1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND  SUMMARIES  -  GVIT  SMALL  CAP  VALUE  FUND

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:


            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   113  $    353  $    612  $   1,352
Class II.  $   138  $    431  $    745  $   1,635
Class III  $   113  $    353  $    612  $   1,352
Class IV.  $   113  $    353  $    612  $   1,352

ADDITIONAL INFORMATION ON THE INVESTMENT STRATEGIES OF THE MANAGERS OF THE GVIT SMALL CAP VALUE FUND

THE  DREYFUS  CORPORATION

Dreyfus identifies potential investments through extensive quantitative and fundamental research. Itfocuseson individual stock selection (a "bottom-up" approach), emphasizing three key factors:

- value, or how a stock priced by the market is valued relative to the intrinsic value of the company,
- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and
- business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

Dreyfus typically sells a stock when its target price is reached, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE  MUTUAL  FUND  CAPITAL  TRUST

GMF relies on a fundamental, bottom-up process that highlights attractively valued small capitalization companies. GMF's small cap value investment process is based on the belief that strong fundamental research of companies, combined with the use of risk control tools, is the key to good stock selection. The portion of the Fund managed by GMF primarily contains stocks with favorable cash flow characteristics and relative earnings improvement. This portion of the Fund is also broadly diversified across sectors. GMF believes that an active manager can add value in the inefficient small cap market.

FUND  SUMMARIES  -  GVIT  SMALL  COMPANY  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  GVIT  Small  Company  Fund  seeks  long-term  growth  of  capital.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current stock price.


The Fund invests primarily in equity securities of small capitalization companies. Under normal conditions, the Fund investsat least 80% of its net assets in equity securities issued by small capitalization companies. With respecttoU.S.companies, small capitalization companies are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.1 The Russell 2000 Index, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31,2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3million to $2.2billion. With respect to the foreign securities held by the Fund, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley International (MSCI) Developed Countries EAFE Small Cap Index.2 The MSCI Developed Countries EAFE Small Cap Index is an index of 965companies with small market capitalizations relative to the market capitalizations of other foreign companies. As of March 31, 2003, the market capitalization of companies in this index ranged from approximately $17millionto $2.3billion.

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, due to market fluctuations and the index's periodic reconstitution, the current market capitalization of the companies within these indices may be higher or lower over time.

A portion of the Fund will be invested in equity securities of small-capitalization companies that are located outside of the United States. A portion of the Fund's assets may also be invested in equity securities of the companies whose market capitalizations exceed that of small-cap companies.

The equity securities which the Fund holds are primarily common stocks, although it may purchase other equity securities such as preferred stock and convertible securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

In making decisions on whether to buy or sell a security, GMF and/or a subadviser is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transactions costs for the Fund, if GMF or the subadviser believes that either the long or the short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund's investment adviser, initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has selected the following subadvisers for the Fund: THE DREYFUS CORPORATION, GARTMORE GLOBAL PARTNERS, NEUBERGER BERMAN, LLC, STRONG CAPITAL MANAGEMENT, INC., and WADDELL & REED INVESTMENTMANAGEMENT COMPANY. Each subadviser and GMF manages a portion of the Fund's investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and GMF, see "Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund" on page 10.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GMF's and each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FUND  SUMMARIES  -  GVIT  SMALL  COMPANY  FUND

SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore, the Fund is subject to the risks associated with small-cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small-cap companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As GMF and one or more subadvisers together allocate more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SPECIAL SITUATION COMPANIES RISK. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may favor growth- or value-oriented stocks. At another time, the market will not favor equity securities at all. The mix of investment styles used by the subadvisers may result in higher or lower Fund performance than if a single investment style-such as investing in growth stocks-is currently in favor with investors.

PORTFOLIO TURNOVER RISK. GMF or a subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if the subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

INITIAL PUBLIC OFFERINGS RISK. The Fund may purchase securities of initial public offerings ("IPO's"). The prices of securities purchased in IPO's can be very volatile. The effect of IPO's on the Fund's performance depends on a variety of factors, including the number of IPO's the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value and the asset base of the Fund. As the Fund's asset base increases, IPO's often have a diminished effect on the Fund's performance.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. Ifthese amountswerereflected,returnswouldbelessthanthoseshown.The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

1997   17.4%
1998    1.0%
1999   44.0%
2000    8.9%
2001   -6.7%
2002  -17.3%

Best quarter:.   31.3%  4th qtr. of 1999
Worst quarter:  -19.3%  3rd qtr. of 1998

FUND  SUMMARIES  -  GVIT  SMALL  COMPANY  FUND

AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:

                            ONE     FIVE      SINCE
                           YEAR    YEARS   INCEPTION2
-------------------------------------------------------
Class I shares1. . . . .  -17.33%   4.09%       10.23%
Class II shares3 . . . .  -17.48%   3.84%        9.95%
Class III shares3. . . .  -17.27%   4.10%       10.24%
Class IV shares3 . . . .  -17.33%   4.09%       10.23%
The Russell 2000  Index4  -20.48%  -1.36%        5.05%


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The  Fund  commenced  operations  on  October  23,  1995.
3 These returns through March 5, 2002 for Class II shares, through July 1, 2002 for Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Company Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund
     Shares-Short-term  Trading  Fees"  on  page  25  for  more  information.
4 The Russell 2000 Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.



                                CLASS I   CLASS II   CLASS III   CLASS IV
-------------------------------------------------------------------------
Shareholder Fees1
(paid directly from your
investment)
Short-Term Trading Fee
(as a percentage of amount
redeemed or exchanged) 2. . . .  N/A       N/A        1.00%       N/A
----------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . .   0.93%      0.93%      0.93%      0.93%
Distribution and/or
Service (12b-1) Fees. . . . . .  None      0.25%       None       None
Other Expenses. . . . . . . . . 0.25%      0.25%      0.25%      0.25%
----------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES. . . . . . . 1.18%      1.43%      1.18%      1.18%


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND  SUMMARIES  -  GVIT  SMALL  COMPANY  FUND

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:



           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   120  $    375  $    649  $   1,432
Class II.  $   146  $    452  $    782  $   1,713
Class III  $   120  $    375  $    649  $   1,432
Class IV.  $   120  $    375  $    649  $   1,432


INVESTMENT STRATEGIES OF GARTMORE MUTUAL FUND CAPITAL TRUST AND THE SUBADVISERS FOR THE GVIT SMALL COMPANY FUND

The following is a description of the investment strategies used by GMF and each subadviser for the Fund. GMF and each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies described previously.

THE DREYFUS CORPORATION uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both. Using fundamental research and direct management contact, Dreyfus seeks stocks with superior prospects for accelerated earnings growth. It also seeks special situations, such as a corporate restructuring or management changes, that could increase the stock price of a special situation company.

Dreyfus uses a sector management approach, supervising a team of sector managers who insist on making buy and sell decisions within their respective areas of expertise. The sector weightings of this portion of the Fund typically approximate those of the Russell 2000 Index.

Dreyfus typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals, poor relative performance, or excessive valuation.

GARTMORE GLOBAL PARTNERS ("GGP") invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small-cap companies). GGP selects regions, countries and companies it believes have the potential for unexpected growth.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where they believe the market has underestimated the prospects for earnings growth. Just as importantly, GGP avoids those where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects

FUND  SUMMARIES  -  GVIT  SMALL  COMPANY  FUND

are better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings growth. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GARTMORE MUTUAL FUND CAPITAL TRUST invests primarily in stocks of U.S. and foreign companies which it considers to be "value" companies. These companies have good earnings growth potential and GMF believes that the market has undervalued them. GMF will also invest in unrecognized stocks and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which GMF believes have favorable prospects for recovery).

GMF relies on a fundamental, bottom-up process that highlights attractively valued small capitalization companies. GMF's small cap value investment process is based on the belief that strong fundamental research of companies, combined with the use of risk control tools, is the key to good stock selection. The portion of the Fund managed by GMF primarily contains stocks with favorable cash flow characteristics and relative earnings improvement. This portion of the Fund is also broadly diversified across sectors. GMF believes that an active manager can add value in the inefficient small cap market.

GMF believes that smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

GMF typically sells stocks for three main reasons: the stock hits its predetermined valuation target; more attractive alternatives are available at better valuation levels; or the fundamental picture for the company or industry deteriorates.

NEUBERGER BERMAN, LLC ("NEUBERGER BERMAN") looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:

-     Above-average  returns
-     An  established  market  niche
- Circumstances that would make it difficult for new competitors to enter the market

-     The  ability  of  the  companies  to  finance  their  own  growth
-     Sound  future  business  prospects

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-company stocks.

At times, Neuberger Berman may emphasize certain industries that it believes will benefit from market or economic trends. At the time a stock is purchased, Neuberger Berman will set a target price at which it will sell that security. The managers, in fact, will begin to pare back the position when the stock is within 10% of the target price. If its analysis of a security turns out to be incorrect, Neuberger Berman will generally seek to liquidate the holding as soon as possible, although it occasionally may delay selling a security in anticipation of a better selling opportunity.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG") invests in companies whose earnings it believes to be in a relatively strong growth trend, and, to a lesser extent, in companies in which further growth is not anticipated but which Strong feels are undervalued. In seeking companies with favorable growth prospects, Strong looks for factors such as:

-     Prospects  for  above-average  sales  and  earnings  growth
-     High  return  on  invested  capital
-     Overall  financial  strength
-     Competitive  advantages,  including  innovative  products  and  services
-     Effective  research,  product  development  and  marketing
-     Stable,  capable  management

Strong may choose to sell a stock if its growth prospects become less attractive or its fundamental qualities decline.

WADDELL  &  REED  INVESTMENT  MANAGEMENT  COMPANY

("WRIMCO") seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-     Aggressive  or  creative  management
-     Technological  or  specialized  expertise
-     New  or  unique  products  or  services
-     Entry  into  new  or  emerging  industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

FUND  SUMMARIES  -  GVITSMALL  CAP  GROWTH  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The  GVIT  Small  Cap  Growth  Fund  seeks  capital  growth.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are companies with market capitalizations in the range of companies represented by the Russell 2000 Index1, known as small-cap companies. The Russell 2000 Index, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from approximately $3 million to $2.2 billion. Due to market fluctuations and the index's annual reconstitution, the current market capitalization of the companies within the Russell 2000 Index may be higher or lower over time. The balance of the Fund's assets may be invested in equity securities of larger-cap companies. Equity securities include common stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities. The Fund may also engage in securities lending in order to generate additional income for the Fund.

As part of its responsibilities to the Fund, GMF initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. GMF has chosen NEUBERGER BERMAN, LLC and WADDELL & REED INVESTMENT MANAGEMENT COMPANY each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. GMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see "Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund" on page 14.

In making decisions on whether to buy or sell a security, a subadviser is not limited by the portfolio turnover rate of the Fund. Each of them may from time to time participate in frequent portfolio transactions, which will lead to higher transaction costs for the Fund, if the subad-viser believes that either the long or short term benefits of frequent portfolio trading outweigh such costs. In addition, because each of them acts independently, the Fund may have a higher portfolio turnover rate than a fund with only one adviser.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by each subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL-CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in small-cap companies. Therefore the Fund is subject to the risks associated with small cap companies. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may

1     The  Russell  2000  is  a  registered  service  mark  of  the  Frank
Russell Company which does not sponsor and is in no way affiliated with the Fund.

FUND  SUMMARIES  -  GVITSMALL  CAP  GROWTH  FUND

not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. A subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if the sub-adviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund, and may increase the volatility of the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

For additional information about the Fund's investments and risks, see "More About the Funds" beginning on page 15.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL  TOTAL  RETURNS-CLASS  I  SHARES1:

2000  -16.2%
2001  -10.8%
2002  -33.3%

Best quarter:.   22.5%  4th qtr. of 2001
Worst quarter:  -23.4%  3rd qtr. of 2001


AVERAGE  ANNUAL  TOTAL  RETURNS  AS  OF  DECEMBER  31,  2002:



                               ONE       SINCE
                              YEAR    INCEPTION2
-------------------------------------------------
Class I shares1 . . . . . .  -33.29%        0.60%
Class II shares3. . . . . .  -33.54%        0.40%
Class III shares3 . . . . .  -33.56%        0.49%
Russell 2000  Growth Index4  -30.26%      -10.84%


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.
2    The  Fund  commenced  operations  on  May  1,  1999.
3 These returns through March 7, 2002 for Class II shares and through July 5, 2002 for Class III shares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in the same portfolio of securities as Class I shares and Class III shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-Term Trading Fees" on page 25 for more information.
4 The Russell 2000 Growth Index is an unmanaged index of companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FUND  SUMMARIES  -  GVITSMALL  CAP  GROWTH  FUND

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.



                                CLASS I   CLASS II   CLASS III
--------------------------------------------------------------
Shareholder Fees1
(paid directly from your
investment)
Short-Term Trading Fee
(as a percentage of amount
redeemed or exchanged) 2. . . .  N/A       N/A         1.00%
------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees . . . . . . . . 1.10%      1.10%       1.10%
Distribution and/or Service
(12b-1) Fees. . . . . . . . . . None       0.25%        None
Other Expenses. . . . . . . .   0.25%      0.25%       0.25%
------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES. . . . . .   1.35%      1.60%       1.35%


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.
2 A short-term trading fee of 1.00% of the amount of the Fund redeemed or exchanged may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:



           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------
Class I .  $   137  $    428  $    739  $   1,624
Class II.  $   163  $    505  $    871  $   1,900
Class III  $   137  $    428  $    739  $   1,624



INVESTMENT  STRATEGIES  OF  THE  SUBADVISERS  OF  THE GVIT SMALL CAP GROWTH FUND

The following is a description of the investment strategies used by each subadviser of the Fund. Each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies as described previously.

NEUBERGER BERMAN, LLC employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the managers look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

-     Financial  condition  (such  as  debt  to  equity  ratio)
-     Market  share  and  competitive  leadership  of  the  company's  products
-     Earnings  growth  relative  to  competitors
- Market valuation in comparison to a stock's own historical norms and the stocks or other small cap companies.

The managers follow a disciplined selling strategy and may sell a stock when if fails to perform as expected or when other opportunities appear more attractive.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

-     Aggressive  or  creative  management
-     Technological  or  specialized  expertise
-     New  or  unique  products  or  services
-     Entry  into  new  or  emerging  industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

MORE  ABOUT  THE  FUNDS

TEMPORARY  INVESTMENTS

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the regulatory limits, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including, the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (SMALL COMPANY, SMALL CAP VALUE). Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

REAL ESTATE INVESTMENT TRUSTS (REITS) (SMALL CAP VALUE). The Fund may invest in real estate investment trusts ("REITs"). REITs are

MORE  ABOUT  THE  FUNDS

pooled investment vehicleswhich invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and extended vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

WARRANTS (SMALL CAP GROWTH). A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

PRINCIPAL  RISKS

SMALL-CAP RISK (ALL FUNDS). Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small-cap companies to changing economic conditions. Certain small-cap companies in which the Funds invest are in the technology-related and biotechnology industries. Small-cap companies in these industries may be subject to more abrupt or erratic price movements than small-cap companies in other industries.

In  addition,  small-cap  companies  may:

-     Lack  depth  of  management
-     Lack  a  proven  track  record
-     Be  unable  to  generate  funds  necessary  for  growth  or  development
- Be developing or marketing new products or services for which markets are not yet established and may never become established
-     Market  products  or  services  which  may  become  quickly  obsolete.

Therefore, while small-cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (ALL FUNDS). Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS-Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect

MORE  ABOUT  THE  FUNDS

the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

REAL  ESTATE  INVESTMENT  TRUSTS  (REITS)  RISK  (SMALL  CAP  VALUE)
..
In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

MANAGEMENT

MANAGEMENT'S  DISCUSSION  OF  FUND  PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2002. This discussion provides an overview of the economy andmarketsand how theyaffected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers(in early 2003). The outlook foreseen by the portfolio managers atthattimeasofthattimemay or may not be realized.

GVIT  SMALL  CAP  VALUE  FUND

HOW  DID  THE  FUND  PERFORM?

For the annual period ended December 31, 2002, the Fund returned -27.16% (Class I shares) versus -11.43% for its benchmark, the Russell 2000 Value Index.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  INFLUENCED PERFORMANCE?

The past year proved to be one of the most turbulent in history for small-cap fund managers. The fourth quarter of 2002 drove this point home when both the Russell 2000 and Russell 2000 Value indexes ended their positive two-month runs with dismal returns in December.

Consistent with the pattern of recent years, small-cap value stocks outperformed small-cap growth stocks. However, the Fund finished the year significantly below its benchmark primarily because part of its investment style was not effective in an unusually bad market environment.

Many of the Fund's holdings had low price-to-book ratios and relatively low stock prices with below-average earnings, but strong prospects. While following this approach has worked very well for the Fund in prior periods, a confluence of factors (including accounting concerns as well as worries about a double-dip recession and war with Iraq) hurt stocks across all market sectors and particutarly affected companies in which the Fund has recently invested. Specifically, the market was particularly hard on companies that missed their earnings targets, regardless of their future prospects.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Questar Corp., a diversified energy services holding company, and NSTAR, a Massachusetts energy delivery company. These firms both performed relatively well due to high energy prices. Questar profited because it sold part of its assets during the year.

The Fund's largest purchase was Genesis Microchip Inc., a chipmaker whose products are typically used for flat-panel computer monitors or television screens. Genesis was recognized by Wall Street analysts for its solid fundamentals. Conversely, the Fund sold drugmaker ICN Pharmaceuticals Inc. because the company experienced losses as it was repositioning itself.

HOW  IS  THE  FUND  POSITIONED?

We believe the probability of a fourth negative year in the equity markets is low, despite the unsettling effects of a war with Iraq, troubles in North Korea and concerns about energy price volatility.

Within the Fund, we will continue to favor companies with improving business momentum in the short to intermediate term, as well as those likely to participate in an eventual economic recovery. They include firms in the technology and capital goods industries, as well as companies that are generating free cash flow and selling at reasonable prices. Given the heightened volatility of the broader market, we plan to increase the number of holdings in the portfolio to help reduce the impact of this volatility.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GVIT SMALL CAP VALUE FUND
              (CLASS I SHARES) AND THE RUSSELL 2000 VALUE INDEX1,2

PREVIOUS 10 YRS. GVIT SMALL CAP VALUE  RUSSELL 2000 VALUE INDEX
---------------------------------------------------------------
10/31/97. . . . . 10000                10000
12/31/97. . . . .  9839                10452
12/31/98. . . . .  9537                 9778
12/31/99. . . . . 12192                 9633
12/31/2000. . . . 13558                11831
12/31/2001. . . . 17391                13491
12/31/20          12668                11949


                           GVIT SMALL CAP VALUE FUND1
          Average Annual Total Returns Periods ended December 31, 2002


                   1 Year   5 Years   Life4
--------------------------------------------
Class I shares. .  -27.16%     5.18%   4.69%
Class IIshares4 .  -27.24%     4.97%   4.47%
Class III shares4  -27.04%     5.22%   4.72%
Class IV shares4.  -27.16%     5.18%   4.69%


1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

MANAGEMENT

2 The Russell 2000 Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were included, the actual returns of this index would be lower.
3    The  Fund  commenced  operations  on  October  31,  1997.
4    These  returns  through  May  6, 2002 for Class II, through May 3, 2002 for
     Class III shares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Cap Value Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 25 for more information.

Past  performance  is  not  predictive  of  future  performance.

GVIT  SMALL  COMPANY  FUND

HOW  DID  THE  FUND  PERFORM?

For the annual period ended December 31, 2002, the Fund returned -17.33% (Class I shares) versus -20.48% for the Russell 2000 Index, its benchmark.

WHAT MARKET/ECONOMIC AND PORTFOLIO-SPECIFIC FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The past year proved to be one of the most turbulent in history for small-cap fund managers. The fourth quarter of 2002 drove this point home when the Russell 2000 Index ended its positive two-month run with dismal returns in December. In fact, the Index experienced its worst year ever, yet still managed to perform relatively better than its large-cap counterparts.

Consistent with the pattern of recent years, small-cap value stocks outperformed small-cap growth stocks, yet the Fund's blended style helped to even out the performance between the two styles. Across the board, however, investors turned to industries that could potentially generate solid earnings growth even under adverse economic conditions and turned away from those areas considered more risky or volatile. For example, the information technology and telecommunication services sectors performed poorly (down 45% and 62%, respectively, within the Index; however, the Fund did not have any telecommunications holdings and this helped Fund performance). Strong stock selection within the consumer staples and energy sectors, though, helped Fund performance outpace Russell 2000 Index returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included Questar Corp., a diversified energy services holding company, and Tidewater Inc., a support services company to the offshore energy industry. High energy prices (particularly for thesec-ond half of the year) significantly added to stock performance for both of these companies, and each also profitedfrom selling part of its respective assets during the year.

The Fund bought sharesof Autodesk, Inc., a design software and digital content producer that serves a wide range of industries. Autodesk has a diversified client base that we believe represents a strong investment opportunity within the broader bear market. The Fund sold communications technology company Harris Corp. because it suffered from the overall decline in technology spending.

HOW  IS  THE  FUND  POSITIONED?

Once the uncertainty about the future of Iraq is removed, the market may be in a position for better performance. Valuations are lower and earnings are more transparent than they have been in several years. We believe that this may further reduce investor risk aversion and serve as a buoy for stocks.

We are cautiously optimistic about an improving outlook for 2003. The Fund remains somewhat overweightedin the areas of financial services, materials and processing, and autos/transportation and underweightedver-sus the benchmark in the volatile technology sector.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GVIT SMALL COMPANY FUND
                 (CLASS I SHARES) AND THE RUSSELL 2000 INDEX1,2



PREVIOUS 10 YRS.  GVIT SMALL COMPANY  RUSSELL 2000 INDEX
--------------------------------------------------------
10/23/95 . . . .               10000               10000
1996 . . . . . .               14049               12459
1997 . . . . . .               16486               15245
1998 . . . . . .               16652               14857
1999 . . . . . .               23983               18015
2000 . . . . . .               26116               17471
2001 . . . . . .               24366               17905
2002 . . . . . .               20144               14237

MANAGEMENT

GVIT  SMALL  COMPANY  FUND3
Average  Annual  Total  Returns  Periods  ended  December  31,  2002


                   1 Year   5 Years   Life4
--------------------------------------------
Class I shares. .  -17.33%     4.09%  10.23%
Class IIshares5 .  -17.48%     3.84%   9.95%
Class III shares5  -17.27%     4.10%  10.24%
Class IV shares5.  -17.33%     4.09%  10.23%


1 The calculations in the graph assume the reinvestment of all dividends and distributions. The existing shares of the Fund were designated Class I shares  as  of  May  1,  2001.
2 The Russell 2000 Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
3 The Fund's current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.
4    The  Fund  commenced  operations  on  October  23,  1995.
5 These returns through March 5, 2002 for Class IIshares, through July 1, 2002 for Class IIIshares and through December 31, 2002 for Class IV shares are based on the performance of the Class I shares of the GVIT Small Company Fund which was achieved prior to the creation of Class II, Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II, Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II, Class III and Class IV shares invest in the same portfolio of securities as Class I shares, and Class III and Class IV shares have the same expenses. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower See "Buying and Selling Fund Shares-Short-term Trading Fees" on page 25 for more information.

Past  performance  is  not  predictive  of  future  performance.

GVIT  SMALL  CAP  GROWTH  FUND

HOW  DID  THE  FUND  PERFORM?

For the annual period ended December 31, 2002, the Fund returned -33.29% (Class I shares) versus -30.26% for its benchmark, the Russell 2000 Growth Index.

WHAT MARKET/ECONOMIC AND PORTFOLIO SPECIFIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

Investor sentiment was battered during 2002. The continuing threats of terrorism kept investors on edge, and investor confidence in the credibility of corporate earnings also was hurt in the wake of scandals involving firms such as Enron and WorldCom. The economic picture was not much more encouraging. Unemployment reached its highest rate in several years and corporate earnings remained relatively weak.

Small-cap stocks were caught in a downdraft in 2002, although it was not as severe as that experienced by the large-cap market. Small-cap value stocks performed better than small-cap growth stocks. Across the board, however, investors sought out industries and stocks with the potential to provide stable earnings during difficult market conditions.

The Fund underperformed the Index primarily because of its overweighted position (by 8.96%) in the volatile technology sector. Technology companies have suffered from a major decline in capital spending throughout the bear market. An emphasis on diversified financials (within the financials sector) also hurt Fund performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS DURING THE PERIOD.

The Fund's top holdings included defensive names such as American Italian Pasta Co. and Getty Images, Inc. American Italian Pasta performed relatively well because the company is seen as a stable holding. Investors also looked favorably on this company because it grew through both internally and through new acquisitions.

Getty Images experienced solid performance on a relative basis. Getty distributes imagery to creative professionals at advertising agencies and graphic design firms. The company has an international client base and managed a solid year in 2002.

HOW  IS  THE  FUND  POSITIONED?

We expect small-cap stocks to outperform large-cap stocks because they are more immune to global economic influences (many of which are negative right now) and offer more attractive valuations. The Fund is still positioned relatively defensively because of the difficult environment for stock investors. For example, we reduced the Fund's exposure to the volatile information technology and telecommunications services sectors by 7.57% and 3.58%, respectively. These areas have borne the brunt of the negative market environment.

While the Fund holds a large position in health-care stocks, much of this is invested in more stable health-care providers and services holdings. We have increased the Fund's exposure to energy stocks,

MANAGEMENT

which we believe will benefit from higher oil prices, and industrials stocks, which should be among the first areas to turn around in a market recovery.

   COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GVIT SMALL CAP GROWTH
           FUND (CLASS I SHARES) AND THE RUSSELL 2000 GROWTH INDEX1,2

PREVIOUS 10 YRS. GVIT SMALL CAP GROWTH  RUSSELL 2000 GROWTH INDEX
-----------------------------------------------------------------
5/1/99 . . . . .  10000                  10000
12/31/99 . . . .  20501                  13373
12/31/2000 . . .  17186                  10373
12/31/2001 . . .  15324                   9416
12/31/2002        10223                   6566

GVIT  SMALL  CAP  GROWTH  FUND3
Average  Annual  Total  Returns  Periods  ended  December  31,  2002

                   1 Year   Life4
----------------------------------
Class I shares. .  -33.29%   0.60%
Class IIshares5 .  -33.54%   0.40%
Class III shares5  -33.56%   0.49%


1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares  as  of  May  1,  2001.
2    The  Russell  2000  Growth  Index  measures  the  performance of the growth companies in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000 Growth Index does not include expenses. If expenses were included, the actual returns of this index would be lower.
3 The Fund's current subadvisers have not all managed a portion of the Fund for the complete life of the Fund; other subadvisers managed part of the Fund during earlier periods.
4    The  Fund  commenced  operations  on  May  1,  1999.
5 These returns through March 7, 2002 for Class IIshares, and through July 5, 2002 for Class IIIshares are based on the performance of the Class I shares of the Fund which was achieved prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund
     Shares-Short-Term  Trading  Fees"  on  page  25  for  more  information.

Past  performance  is  not  predictive  of  future  performance.

INVESTMENT  MANAGEMENT

INVESTMENT  ADVISER

GARTMORE MUTUAL FUND CAPITAL TRUST (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision and direction of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund and currently does so for a portion of the GVIT Small Company and GVIT Small Cap Value Funds. GMF was organized in 1999 and manages mutual fund assets. As of March 31, 2003, GMF and its U.S. affiliates had approximately $31.2 billion in assets under management, of which approximately $16.6 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total management fees (including fees paid to the subadvisers), paid by each of the Funds for the fiscal year ended December 31, 2002-expressed as a percentage of each Fund's average daily net assets-was as follows:



FUND                         FEE
---------------------------------
GVIT Small Cap Value Fund.  0.87%
GVIT Small Company Fund. .  0.93%
GVIT Small Cap Growth Fund  1.10%


PORTFOLIO MANAGERS FOR THE GVIT SMALL COMPANY FUND AND GVIT SMALL CAP VALUE FUND MANAGED IN PART BY GMF:

Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund and the GVIT Small Cap Value Fund managed by GMF. Prior to joining GMF in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund and the NorthPointe Small Cap Value Fund.

MANAGEMENT

MULTI-MANAGER  STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF  provides  the  following  oversight  and  evaluation services to the Funds:

-    Performing  initial  due diligence on prospective subadvisers for the Funds
- Monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
-    Communicating  performance  expectations and evaluations to the subadvisers
- Ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated

    GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or
              Fund will obtain favorable results at any given time.

SUBADVISORY  FEE  STRUCTURE:

GVIT SMALL CAP VALUE FUND: GMF has selected The Dreyfus Corporation to manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee, GMF paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2002, based on the Fund's average daily net assets that are managed by that subadviser, of 0.50%.

GVIT SMALL COMPANY FUND: GMF has selected five subadvisers, each of whom will manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee, GMF paid each subadviser an annual subadvisory fee for the fiscal year ended December 31, 2002, in an amount equal to 0.60% of the Fund's average daily net assets that are managed by that subadviser.

The  GVIT  Small  Company  Fund's  subadvisers  are:

The  Dreyfus  Corporation
Gartmore  Global  Partners
Neuberger  Berman,  LLC
Strong  Capital  Management,  Inc.
Waddell  &  Reed  Investment  Management  Company

GVIT SMALL CAP GROWTH FUND: GMF has selected two subadvisers, each of whom will manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself. Out of its management fee for the fiscal year ended December 31, 2002, GMF paid each subad-viser an annual subadvisory fee in an amount equal to 0.60% of the Fund's average daily net assets that are managed by that subadviser.

The  Small  Cap  Growth  Fund's  subadvisers  are:

Waddell  &  Reed  Investment  Management  Company
 Neuberger  Berman,  LLC

Prior to May 1, 2002, Morgan Stanley Investments, LP managed a portion of the GVIT Small Cap Growth Fund.

THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for portions of the GVIT Small Cap Value Fund and the GVIT Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of March 31, 2003, Dreyfus managed or administered approximately $170 billion in assets.

GVIT SMALL CAP VALUE FUNDPORTFOLIO MANAGER: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVITSmall Cap Value Fund's portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or its predecessor since May 1991.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

MANAGEMENT

     GARTMORE GLOBAL PARTNERS (GGP), 1200 River Road, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and,withitsU.S.affiliates,manages approximately $31 billion in assetsasofMarch31,2003.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) is the subadviser for a portion of each of the GVIT Small Company and GVIT Small Cap Growth Funds. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $56 billion of assets as of December 31, 2002. Neuberger Berman is a member firm of the NYSE and other principal exchanges and acts as the Funds' primary broker in the purchase and sale of securities for the portion of the Funds' portfolio managed by Neuberger Berman.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-today management of the Neuberger Berman Genesis Portfolio.

GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGER: David H. Burshtan began managing the Neuberger Berman portion of the GVIT Small Cap Growth Fund in January 2003. Mr. Burshtan is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. From 1995-1999, he managed small-cap portfolios for another manager.

STRONG  CAPITAL  MANAGEMENT  INC.  (STRONG), P.O. Box 2936, Milwaukee, Wisconsin
53201, is the subadviser for a portion of the GVIT Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $39 billion as of March 31, 2003.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the GVIT Small Company Fund managed by Strong. Together they are primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.

Ronald  C.  Ognar,  CFA,  has  over 30 years of investment experience. He joined
Strong  as  a portfolio manager in April 1993. Mr. Ognar also manages the Strong
Growth 20 Fund and the Strong Advisor Focus Fund and co-manages the Strong Advisor Mid Cap Growth Fund, the Strong Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over four years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund. As of March 31, 2003, WRIMCO manages approximately $26 billion in assets.

GVIT  SMALL COMPANY FUND AND GVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGERS: Mark
G. Seferovich and Gilbert Scott are responsible for the day-to-day management of portions of the GVIT Small Company Fund and the GVIT Small Cap Growth Fund, managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Scott is a Vice President of WRIMCO. Mr. Scott served as assistant portfolio manger and/or analyst of investment companies managed by WRIM-CO since 1997.

BUYING  AND  SELLING  FUND  SHARES

WHO  CAN  BUY  SHARES  OF  THE  FUNDS

Class I and Class III shares of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its affiliate life insurance companies, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services necessary for them to receive 12b-1 fees, may sell Class II shares.

Class IV shares of the GVIT Small Cap and GVIT Small Company Funds will be sold to certain separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA); and
- Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide. Each Fund may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, Class IV shares of the GVIT Small Cap Value and GVIT Small Company Funds will be sold to separate accounts of NLICA and NLACA. Those Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The  distributor  for  the  Funds  is  Gartmore  Distribution  Services,  Inc.

PURCHASE  PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The  Funds  do  not  determine  NAV  on  the  following  days:

-     New  Year's  Day
-     Martin  Luther  King  Jr.  Day
-     Presidents'  Day
-     Good  Friday
-     Memorial  Day
-     Independence  Day
-     Labor  Day
-     Thanksgiving  Day
-     Christmas  Day
-     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

A  Fund  reserves  the  right  not  to  determine  NAV  when:

-     It  has  not received any orders to purchase, sell, or exchange shares; or
-     Changes  in  the  value  of  the  Fund's  portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust, as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

BUYING  AND  SELLING  FUND  SHARES

SELLING  SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS  ON  SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay any exchange, transfer or redemption request. Such requests may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM  TRADING  FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a short-term trading fee equal to 1.00% of the amount of the Fund redeemed if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less)

by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
2. Variable insurance contract withdrawals or loans, including required minimum distributions; and
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION  PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor of a Fund for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, a Fund pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II shares average daily net assets.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DISTRIBUTIONS  AND  TAXES
DIVIDENDS  AND  DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX  STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL  HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of June 30, 3002.

The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

GVIT  SMALL  CAP  VALUE  FUND
CLASS  I  SHARES

                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                            2002          2001 (A)          2000            1999            1998
                      ------------------------------------------------------------------------------
NET ASSET
VALUE -
BEGINNING OF
PERIOD. . . . . . . .  $       10.36   $        8.70   $        9.72   $        9.49   $        9.79
                      -------------------------------------------------------------------------------
INVESTMENT
ACTIVITIES:
Net investment
 income (loss). . . .              -               -           (0.02)          (0.02)          (0.01)
Net realized and
unrealized gains
(losses) on
 investments. . . . .          (2.78)           2.44            1.06            2.38           (0.29)
                      -------------------------------------------------------------------------------
Total investment
activities. . . . . .          (2.78)           2.44            1.04            2.36           (0.30)
                      -------------------------------------------------------------------------------
DISTRIBUTIONS:
Net realized
gains . . . . . . . .          (0.21)          (0.78)          (2.06)          (2.13)              -
                      -------------------------------------------------------------------------------
Total
distributions . . . .          (0.21)          (0.78)          (2.06)          (2.13)              -
                      -------------------------------------------------------------------------------
NET ASSET
VALUE -
END OF
PERIOD. . . . . . . .  $        7.37   $       10.36   $        8.70   $        9.72   $        9.49
                      ===============================================================================
Total Return. . . . .        (27.16%)          28.28%          11.20%          27.84%         (3.06%)
RATIOS/
SUPPLEMENTAL
DATA:
Net Assets, at end
of period (000) . . .  $     467,165   $     697,860   $     280,110   $     131,929   $      50,439
Ratio of expenses to
average net assets. .           1.11%           1.05%           1.05%           1.05%           1.05%
Ratio of net
investment income
 (loss) to averag
e net assets. . . . .           0.01%           0.04%         (0.31%)         (0.28%)         (0.21%)
Ratio ofexpenses
(prior to
reimbursements)
to average
net assets* . . . . .           1.11%           1.15%           1.20%           1.27%           1.33%
Ratio of net
 investment income
(loss)
(prior to
reimbursements)
to average
net assets* . . . . .           0.01%         (0.06%)         (0.46%)         (0.50%)         (0.49%)
Portfolio
 turnover (g) . . . .         127.77%         164.87%         181.85%         270.26%         283.65%




                                 CLASS II SHARES    CLASS III SHARES
                                  PERIOD ENDED        PERIOD ENDED
                                  DECEMBER 31,        DECEMBER 31,
                                    2002 (B)            2002 (C)
                               --------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . .  $          10.26   $           10.48
                               --------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) .                 -                   -
Net realized and unrealized
gains (losses) on investments.             (2.68)              (2.89)
                               --------------------------------------
Total investment activities. .             (2.68)              (2.89)
                               --------------------------------------
DISTRIBUTIONS:
Net realized gains . . . . . .             (0.21)              (0.21)
                               --------------------------------------
Total distributions. . . . . .             (0.21)              (0.21)
                               --------------------------------------
NET ASSET VALUE -
END OF PERIOD. . . . . . . . .  $           7.37   $            7.38
                               ======================================
Total Return . . . . . . . . .        (26.46%)(d)         (27.88%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of
period (000) . . . . . . . . .  $          1,472   $              63
Ratio of expenses to average
 net assets. . . . . . . . . .          1.32% (e)           1.07% (e)
Ratio of net investment
income (loss) to averag
e net assets . . . . . . . . .          0.13% (e)           0.60% (e)
Portfolio turnover (g) . . . .            127.77%             127.77%


* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.
(c) For the period from May 3, 2002 (commencement of operations) through December 31, 2002.
(d)  Not  annualized.
(e)  Annualized.
(f)  There  were  no  fee  reductions  during  the  period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL  HIGHLIGHTS
GVIT  SMALL  COMPANY  FUND
CLASS  I  SHARES



                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                            2002          2001 (A)          2000            1999            1998
                                      ------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD . . . . . . . . .  $       18.64   $       20.00   $       22.12   $       16.01   $       15.85
                                      ------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss). . . . .          (0.07)              -            0.02           (0.03)           0.03
Net realized and unrealized gains
 (losses) on investments. . . . . . .          (3.16)          (1.34)           1.91            7.03            0.13
                                      ------------------------------------------------------------------------------
Total investment activities . . . . .          (3.23)          (1.34)           1.93            7.00            0.16
                                      ------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income . . . . . . . .              -           (0.02)          (0.01)              -               -
Net realized gains. . . . . . . . . .              -               -           (4.04)          (0.89)              -
                                      ------------------------------------------------------------------------------
Total distributions . . . . . . . . .              -           (0.02)          (4.05)          (0.89)              -
NET ASSET VALUE -
END OF PERIOD . . . . . . . . . . . .  $       15.41   $       18.64   $       20.00   $       22.12   $       16.01
                                      ===============================================================================
Total Return. . . . . . . . . . . . .        (17.33%)         (6.70%)           8.90%          44.02%           1.01%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000). .  $     561,836   $     743,468   $     790,607   $     542,537   $     406,569
Ratio of expenses to
average net assets. . . . . . . . . .           1.18%           1.20%           1.21%           1.15%           1.07%
Ratio of net investment income (loss)
 to average net assets. . . . . . . .         (0.33%)           0.02%           0.06%         (0.16%)           0.21%
Portfolio turnover (f). . . . . . . .          92.59%         135.90%         163.66%         134.74%         141.27%


                                                               CLASS II SHARES    CLASS III SHARES
                                                                PERIOD ENDED        PERIOD ENDED
                                                                DECEMBER 31,        DECEMBER 31,
                                                                  2002 (B)            2002 (C)
                                                              -------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD. . . . . . . . . . . .  $          18.70   $           17.48
                                                              -------------------------------------
INVESTMENT ACTIVITIES:
Net investment income (loss) . . . . . . . . . . . . . . . .             (0.03)              (0.01)
Net realized and unrealized gains (losses) on investments. .             (3.28)              (2.05)
                                                              -------------------------------------
Total investment activities. . . . . . . . . . . . . . . . .             (3.31)              (2.06)
                                                              -------------------------------------
NET ASSET VALUE - END OF PERIOD. . . . . . . . . . . . . . .  $          15.39   $           15.42
                                                              =====================================
Total Return . . . . . . . . . . . . . . . . . . . . . . . .        (17.70%)(d)         (11.78%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000) . . . . . . . . . . . . .  $          2,325   $              51
Ratio of expenses to average net assets. . . . . . . . . . .          1.44% (e)           1.15% (e)
Ratio of net investment income (loss) to average net assets.         (0.54%)(e)          (0.25%)(e)
Portfolio turnover (f) . . . . . . . . . . . . . . . . . . .             92.59%              92.59%

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from March 5, 2002 (commencement of operations) through December 31, 2002.
(c) For the period from July 1, 2002 (commencement of operations) through December 31, 2002.
(d)  Not  annualized.
(e)  Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

GVIT  SMALL  CAP  GROWTH  FUND


                         CLASS I SHARES    CLASS II SHARES    CLASS III SHARES
                           YEAR ENDED        YEAR ENDED          YEAR ENDED       PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                          DECEMBER 31,      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              2002            2001 (A)              2000            1999 (B)        2002 (C)        2002 (D)
                     ---------------------------------------------------------------------------------------------------------
NET ASSET
VALUE -
BEGINNING
OF PERIOD. . . . . . .  $         14.48   $          16.24   $           19.69   $       10.00   $       13.59   $       10.95
                        -------------------------------------------------------------------------------------------------------
INVESTMENT
ACTIVITIES:
Net investment
                                  (0.11) .           (0.07)              (0.02)          (0.01)          (0.04)          (0.04)
Net realized and
unrealized gains
 (losses)
on investments . . . .            (4.71)             (1.69)              (3.10)          10.48           (3.92)          (1.29)
                        -------------------------------------------------------------------------------------------------------

Total investment
 activities. . . . . .            (4.82)             (1.76)              (3.12)          10.47           (3.96)          (1.33)
                        -------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
Net realized gains . .                -                  -               (0.33)          (0.78)              -               -
                        -------------------------------------------------------------------------------------------------------

Total distributions. .                -                  -               (0.33)          (0.78)              -               -
                        -------------------------------------------------------------------------------------------------------

NET ASSET
VALUE -
END OF PERIOD. . . . .  $          9.66   $          14.48   $           16.24   $       19.69   $        9.63   $        9.62
                        =======================================================================================================
Total Return . . . . .          (33.29%)           (10.84%)            (16.17%)     105.01% (e)     (29.14%)(e)     (12.15%)(e)
RATIOS/
SUPPLEMENTAL
DATA:
Net Assets, at end
of period (000). . . .  $       100,308   $        143,982   $          93,891   $      19,541   $       1,652   $          17
Ratio of expenses to
 average net assets. .             1.35%              1.30%               1.30%       1.30% (f)       1.63% (f)       1.27% (f)
Ratio of net
 investment
 income (loss)
to average net assets.           (1.03%)            (0.65%)             (0.22%)      (0.24%)(f)      (1.33%)(f)      (0.94%)(f)
Ratio of expenses
(prior to
reimbursements) to
average net assets*. .             1.35%              1.43%               1.60%       3.40% (f)             (g)             (g)
Ratio of net
 investment
income (loss)
(prior to
reimbursements)
 to average
net assets*. . . . . .           (1.03%)            (0.78%)             (0.52%)      (2.34%)(f)             (g)             (g)
Portfolio turnover (h)           165.97%            124.61%             182.48%         130.98%         165.97%         165.97%

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as
      indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from May 1, 1999 (commencement of operations) through December 31, 1999
(c) For the period from March 7, 2002 (commencement of operations) through December 31, 2002.
(d) For the period from July 5, 2002 (commencement of operations) through December 31, 2002.
(e)  Not  annualized.
(f)  Annualized.
(g)  There  were  no  fee  reductions  during  the  period.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

[This  Page  Left  Blank  Intentionally]

[This  Page  Left  Blank  Intentionally]

INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)
-    Annual  Report
-    Semi-Annual  Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION  FROM  THE  SECURITIES  AND  EXCHANGE  COMMISSION  (SEC)

You  can  obtain  copies  of  Fund  documents  from  the  SEC  as  follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public Reference Section
Washington, D.C. 20549-0102
(The  SEC  charges  a  fee  to  copy  any  documents.)

ON  THE  EDGAR  DATABASE  VIA  THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:  811-3213

Gartmore  Funds  P.O.  Box  182205
Columbus,  Ohio  43218-2205
WWW.GARTMOREFUNDS.COM

FND-4426  5/03